Exhibit 99.2

First Quarter
Financial Supplement
March 31, 2026
1

METLIFE TABLE OF CONTENTS

GAAP CONSOLIDATED STATEMENTS OF OPERATIONS	2

CORPORATE OVERVIEW	3

KEY ADJUSTED EARNINGS STATEMENT LINE ITEMS	5

EXPENSE DETAIL AND RATIOS	7

GAAP CONSOLIDATED BALANCE SHEETS	8

SUMMARY OF ADJUSTED EARNINGS AVAILABLE TO COMMON SHAREHOLDERS	9

Group Benefits
Statements of Adjusted Earnings Available to Common Shareholders	10
Other Expenses by Major Category; and Other Information	11

RIS
Statements of Adjusted Earnings Available to Common Shareholders	12
Future Policy Benefits; Policyholder Account Balances; General Account Retained Balances; and Total Liabilities	13
Other Expenses by Major Category; and Spread	14

ASIA
Statements of Adjusted Earnings Available to Common Shareholders	15
Adjusted Premiums, Fees and Other Revenues; Other Expenses by Major Category; Sales on a Constant Currency Basis; Other Information; and Asia General Account Assets Under Management	16

LATIN AMERICA
Statements of Adjusted Earnings Available to Common Shareholders	17
Other Expenses by Major Category; Sales on a Constant Currency Basis; and Other Information	18

EMEA
Statements of Adjusted Earnings Available to Common Shareholders	19
Other Expenses by Major Category; and Other Information	20

MIM
Statements of Adjusted Earnings Available to Common Shareholders	21
Assets Under Management; and Other Revenues by Client Segment	22

CORPORATE & OTHER
Statements of Adjusted Earnings Available to Common Shareholders	23
Future Policy Benefits; Policyholder Account Balances; Market Risk Benefits; and Separate Account Liabilities	24

INVESTMENTS
Investment Portfolio Results by Asset Category and Annualized Yields	25
Summary of Fixed Maturity Securities Available-for-Sale by Sector and Quality Distribution; and Gross Unrealized Gains and Losses: Fixed Maturity Securities Available-for-Sale	26
Summary of Mortgage Loans; and Summary of Commercial Mortgage Loans by Region and Property Type	27
Footnotes	28

APPENDIX
Reconciliation Detail	A-1
Notable Items	A-2
Equity Details, Book Value Details and Return on Equity	A-4
Adjusted Premiums, Fees and Other Revenues; Adjusted Other Expenses and Adjusted Earnings Available to Common Shareholders - Constant Currency Basis	A-5
Non-GAAP and Other Financial Disclosures	A-6
Acronyms	A-10

METLIFE
As used in this QFS, “MetLife,” “we” and “our” refer to MetLife, Inc., a Delaware corporation incorporated in 1999, its subsidiaries and affiliates. In this QFS, MetLife presents certain measures of its performance that are not calculated in accordance with GAAP. We believe that these non-GAAP financial measures enhance our investors' understanding of MetLife's performance by highlighting the results of operations and the underlying profitability drivers of its business. See Appendix for definitions of non-GAAP financial measures and other financial disclosures.
GAAP CONSOLIDATED STATEMENTS OF OPERATIONS
	For the Three Months Ended					For the Year-to-Date Period Ended
Unaudited (In millions)	March 31, 2025	June 30, 2025	September 30, 2025	December 31, 2025	March 31, 2026	March 31, 2025	March 31, 2026

Revenues
Premiums	$11,723	$10,810	$10,555	$16,691	$12,120	$11,723	$12,120
Universal life and investment-type product policy fees	1,229	1,259	1,247	1,268	1,343	1,229	1,343
Net investment income	4,885	5,661	6,089	5,924	5,355	4,885	5,355
Other revenues	687	679	724	737	852	687	852
Net investment gains (losses)	(387)	(273)	(325)	(160)	(670)	(387)	(670)
Net derivative gains (losses)	432	(796)	(929)	(646)	74	432	74
Total revenues	18,569	17,340	17,361	23,814	19,074	18,569	19,074

Expenses
Policyholder benefits and claims	11,806	10,767	10,369	16,776	11,864	11,806	11,864
Policyholder liability remeasurement (gains) losses	(31)	5	(159)	35	(13)	(31)	(13)
Market risk benefit remeasurement (gains) losses	299	(277)	(263)	(267)	120	299	120
Interest credited to policyholder account balances	1,647	2,400	2,561	2,342	1,674	1,647	1,674
Policyholder dividends	144	146	134	129	124	144	124
Amortization of DAC, VOBA and negative VOBA	519	528	522	545	568	519	568
Interest expense on debt	258	269	271	263	265	258	265
Other expenses, net of capitalization of DAC	2,573	2,522	2,716	2,874	2,965	2,573	2,965
Total expenses	17,215	16,360	16,151	22,697	17,567	17,215	17,567
Income (loss) before provision for income tax	1,354	980	1,210	1,117	1,507	1,354	1,507
Provision for income tax expense (benefit)	404	245	308	301	345	404	345
Net income (loss)	950	735	902	816	1,162	950	1,162
Less: Net income (loss) attributable to noncontrolling interests and redeemable noncontrolling interests	5	6	6	7	(23)	5	(23)
Net income (loss) attributable to MetLife, Inc.	945	729	896	809	1,185	945	1,185
Less: Preferred stock dividends	66	31	66	31	45	66	45
Preferred stock redemption premium	—	—	12	—	—	—	—
Net income (loss) available to MetLife, Inc.'s common shareholders	$879	$698	$818	$778	$1,140	$879	$1,140

Premiums, fees and other revenues	$13,639	$12,748	$12,526	$18,696	$14,315	$13,639	$14,315

METLIFE CORPORATE OVERVIEW

	For the Three Months Ended
Unaudited (In millions, except per share data)	March 31, 2025	June 30, 2025	September 30, 2025	December 31, 2025	March 31, 2026

Net income (loss) available to MetLife, Inc.'s common shareholders	$879	$698	$818	$778	$1,140
Adjustments from net income (loss) available to MetLife, Inc.'s common shareholders to adjusted earnings available to common shareholders:
Less: Net investment gains (losses)	(387)	(273)	(325)	(160)	(670)
Less: Net derivative gains (losses)	432	(796)	(929)	(646)	74
Less: Market risk benefit remeasurement gains (losses)	(299)	277	263	267	(120)
Less: Goodwill impairment	—	—	—	—	—
Less: Other adjustments to net income (loss) (1)	(234)	(61)	20	(514)	77
Less: Provision for income tax (expense) benefit	23	195	223	190	170
Add: Net income (loss) attributable to noncontrolling interests and redeemable noncontrolling interests	5	6	6	7	(23)
Add: Preferred stock redemption premium	—	—	12	—	—
Adjusted earnings available to common shareholders	1,349	1,362	1,584	1,648	1,586
Less: Total notable items (2)	—	—	18	(61)	—
Adjusted earnings available to common shareholders, excluding total notable items (2)	$1,349	$1,362	$1,566	$1,709	$1,586

Net income (loss) available to MetLife, Inc.'s common shareholders per diluted common share	$1.28	$1.03	$1.22	$1.17	$1.74
Less: Net investment gains (losses)	(0.56)	(0.40)	(0.49)	(0.24)	(1.02)
Less: Net derivative gains (losses)	0.63	(1.18)	(1.39)	(0.98)	0.11
Less: Market risk benefit remeasurement gains (losses)	(0.44)	0.41	0.39	0.40	(0.18)
Less: Goodwill impairment	—	—	—	—	—
Less: Other adjustments to net income (loss)	(0.33)	(0.10)	0.04	(0.78)	0.11
Less: Provision for income tax (expense) benefit	0.03	0.29	0.33	0.29	0.26
Add: Net income (loss) attributable to noncontrolling interests and redeemable noncontrolling interests	0.01	0.01	0.01	0.01	(0.04)
Add: Preferred stock redemption premium	—	—	0.02	—	—
Adjusted earnings available to common shareholders per diluted common share	1.96	2.02	2.37	2.49	2.42
Less: Total notable items per diluted common share (2)	—	—	0.03	(0.09)	—
Adjusted earnings available to common shareholders, excluding total notable items, per diluted common share (2), (3)	$1.96	$2.02	$2.34	$2.58	$2.42

	For the Three Months Ended
Unaudited (In millions, except per share data)	March 31, 2025	June 30, 2025	September 30, 2025	December 31, 2025	March 31, 2026

Notable items impacting adjusted earnings available to common shareholders (2):
Actuarial assumption review and other insurance adjustments	$—	$—	$89	$—	$—
Litigation reserves and settlement costs	—	—	—	(32)	—
Tax adjustments	—	—	(71)	(29)	—
Total notable items	$—	$—	$18	$(61)	$—

Notable items impacting adjusted earnings available to common shareholders per diluted common share (2):
Actuarial assumption review and other insurance adjustments	$—	$—	$0.13	$—	$—
Litigation reserves and settlement costs	—	—	—	(0.05)	—
Tax adjustments	—	—	(0.11)	(0.04)	—
Total notable items per diluted common share	$—	$—	$0.03	$(0.09)	$—

	For the Three Months Ended
Unaudited (In millions)	March 31, 2025	June 30, 2025	September 30, 2025	December 31, 2025	March 31, 2026
Weighted average common shares outstanding - diluted	687.0	675.0	669.1	662.2	655.7

(1)See Pages A-1 and A-7 for further information.

(2)These notable items represent a positive (negative) impact to adjusted earnings available to common shareholders and adjusted earnings available to common shareholders per diluted common share. The per share data for each notable item is calculated on a standalone basis and may not sum to total notable items. Notable items reflect the unexpected impact of events that affect MetLife's results, but that were unknown and that MetLife could not anticipate when it devised its business plan. Notable items also include certain items regardless of the extent anticipated in the business plan, to help investors have a better understanding of MetLife's results and to evaluate and forecast those results. See Pages A-2 and A-3 for further information.

(3)Calculated on a standalone basis and may not equal (i) adjusted earnings available to common shareholders per diluted common share, less (ii) total notable items per diluted common share.

METLIFE CORPORATE OVERVIEW (CONTINUED)

Unaudited	March 31, 2025	June 30, 2025	September 30, 2025	December 31, 2025	March 31, 2026

Book value per common share (1)	$35.16	$35.79	$39.52	$39.02	$37.92
Adjusted book value per common share (1)	$55.01	$56.23	$56.57	$57.07	$57.41

	For the Three Months Ended
Unaudited	March 31, 2025	June 30, 2025	September 30, 2025	December 31, 2025	March 31, 2026

Return on MetLife, Inc.'s (2):
Common stockholders' equity	14.9%	11.7%	13.1%	12.0%	18.2%

Adjusted return on MetLife, Inc.'s (2):
Adjusted common stockholders' equity	14.4%	14.6%	16.9%	17.6%	17.0%
Adjusted common stockholders' equity, excluding total notable items (3)	14.4%	14.6%	16.7%	18.3%	17.0%

	For the Three Months Ended
Unaudited (In millions)	March 31, 2025	June 30, 2025	September 30, 2025	December 31, 2025	March 31, 2026

Common shares outstanding, beginning of period	689.2	673.3	666.8	660.7	655.3
Share repurchases	(17.0)	(6.5)	(6.3)	(5.4)	(10.1)
Newly issued shares	1.1	—	0.2	—	0.8
Common shares outstanding, end of period	673.3	666.8	660.7	655.3	646.0

Weighted average common shares outstanding - basic	682.3	670.8	664.7	658.1	652.0
Dilutive effect of the exercise or issuance of stock-based awards	4.7	4.2	4.4	4.1	3.7
Weighted average common shares outstanding - diluted	687.0	675.0	669.1	662.2	655.7

MetLife Policyholder Trust Shares	110.1	108.6	107.4	105.9	104.6

(1) Calculated using common shares outstanding, end of period.
(2) Annualized using quarter-to-date results. See Page A-4 for further information.

(3)Notable items reflect the unexpected impact of events that affect MetLife’s results, but that were unknown and that MetLife could not anticipate when it devised its business plan. Notable items also include certain items regardless of the extent anticipated in the business plan, to help investors have a better understanding of MetLife's results and to evaluate and forecast those results. Notable items can affect MetLife’s results either positively or negatively. See Pages A-2 and A-3 for further information.

METLIFE KEY ADJUSTED EARNINGS STATEMENT LINE ITEMS

	For the Three Months Ended					For the Year-to-Date Period Ended
Unaudited (In millions)	March 31, 2025	June 30, 2025	September 30, 2025	December 31, 2025	March 31, 2026	March 31, 2025	March 31, 2026

Total revenues	$18,569	$17,340	$17,361	$23,814	$19,074	$18,569	$19,074
Less: Adjustments to total revenues:
Net investment gains (losses)	(387)	(273)	(325)	(160)	(670)	(387)	(670)
Net derivative gains (losses)	432	(796)	(929)	(646)	74	432	74
Investment hedge adjustments	(103)	(102)	(100)	(105)	(84)	(103)	(84)
Depreciation of wholly-owned real estate and real estate joint ventures (1)				(72)	(61)		(61)
Asymmetrical and non-economic accounting, excluding Investment hedge adjustments	36	42	78	100	132	36	132
Unit-linked contract income	(227)	498	580	366	(318)	(227)	(318)
Reinsurance activity	43	47	177	222	301	43	301
Other	(57)	—	(23)	(81)	18	(57)	18
Divested businesses	5	3	2	(1)	—	5	—
Total adjusted revenues	$18,827	$17,921	$17,901	$24,191	$19,682	$18,827	$19,682

	For the Three Months Ended					For the Year-to-Date Period Ended
Unaudited (In millions)	March 31, 2025	June 30, 2025	September 30, 2025	December 31, 2025	March 31, 2026	March 31, 2025	March 31, 2026

Net investment income	$4,885	$5,661	$6,089	$5,924	$5,355	$4,885	$5,355
Less: Adjustments to net investment income:
Investment hedge adjustments	(103)	(102)	(100)	(105)	(84)	(103)	(84)
Depreciation of wholly-owned real estate and real estate joint ventures (1)				(72)	(61)		(61)
Joint venture adjustments	(42)	16	(8)	(64)	18	(42)	18
Unit-linked contract income	(227)	498	580	366	(318)	(227)	(318)
Reinsurance activity	43	47	177	222	301	43	301
Divested businesses	1	—	—	—	—	1	—
Adjusted net investment income	$5,213	$5,202	$5,440	$5,577	$5,499	$5,213	$5,499

	For the Three Months Ended					For the Year-to-Date Period Ended
Unaudited (In millions)	March 31, 2025	June 30, 2025	September 30, 2025	December 31, 2025	March 31, 2026	March 31, 2025	March 31, 2026

Variable investment income (Included in net investment income above)	$327	$195	$483	$497	$518	$327	$518

	For the Three Months Ended					For the Year-to-Date Period Ended
Unaudited (In millions)	March 31, 2025	June 30, 2025	September 30, 2025	December 31, 2025	March 31, 2026	March 31, 2025	March 31, 2026

Premiums, fees and other revenues	$13,639	$12,748	$12,526	$18,696	$14,315	$13,639	$14,315
Less: Adjustments to premiums, fees and other revenues:
Asymmetrical and non-economic accounting	36	42	78	100	132	36	132
Other	(15)	(16)	(15)	(17)	—	(15)	—
Divested businesses	4	3	2	(1)	—	4	—
Adjusted premiums, fees and other revenues	$13,614	$12,719	$12,461	$18,614	$14,183	$13,614	$14,183
Adjusted premiums, fees and other revenues, on a constant currency basis	$13,813	$12,796	$12,504	$18,681	$14,183

(1)See Page A-7 for further information.

METLIFE KEY ADJUSTED EARNINGS STATEMENT LINE ITEMS (CONTINUED)

	For the Three Months Ended					For the Year-to-Date Period Ended
Unaudited (In millions)	March 31, 2025	June 30, 2025	September 30, 2025	December 31, 2025	March 31, 2026	March 31, 2025	March 31, 2026

Total expenses	$17,215	$16,360	$16,151	$22,697	$17,567	$17,215	$17,567
Less: Adjustments to total expenses:
Market risk benefit remeasurement (gains) losses	299	(277)	(263)	(267)	120	299	120
Goodwill impairment	—	—	—	—	—	—	—
Asymmetrical and non-economic accounting	139	31	18	458	24	139	24
Market volatility	(44)	(40)	(49)	(76)	(74)	(44)	(74)
Unit-linked contract costs	(234)	486	578	366	(302)	(234)	(302)
Reinsurance activity	42	45	135	166	205	42	205
Other	19	21	2	15	53	19	53
Divested businesses	9	6	10	14	5	9	5
Total adjusted expenses	$16,985	$16,088	$15,720	$22,021	$17,536	$16,985	$17,536

	For the Three Months Ended					For the Year-to-Date Period Ended
Unaudited (In millions)	March 31, 2025	June 30, 2025	September 30, 2025	December 31, 2025	March 31, 2026	March 31, 2025	March 31, 2026

Capitalization of DAC	$(698)	$(787)	$(852)	$(882)	$(959)	$(698)	$(959)
Less: Divested businesses	—	—	—	—	—	—	—
Adjusted capitalization of DAC	$(698)	$(787)	$(852)	$(882)	$(959)	$(698)	$(959)

	For the Three Months Ended					For the Year-to-Date Period Ended
Unaudited (In millions)	March 31, 2025	June 30, 2025	September 30, 2025	December 31, 2025	March 31, 2026	March 31, 2025	March 31, 2026

Other expenses	$3,271	$3,309	$3,568	$3,756	$3,924	$3,271	$3,924
Less: Adjustments to other expenses:
Reinsurance activity	42	45	135	166	205	42	205
Other	19	21	2	15	53	19	53
Divested businesses	8	7	9	12	5	8	5
Adjusted other expenses	$3,202	$3,236	$3,422	$3,563	$3,661	$3,202	$3,661
Adjusted other expenses, on a constant currency basis	$3,265	$3,235	$3,414	$3,579	$3,661

METLIFE EXPENSE DETAIL AND RATIOS

	For the Three Months Ended					For the Year-to-Date Period Ended
Unaudited (In millions, except ratios)	March 31, 2025	June 30, 2025	September 30, 2025	December 31, 2025	March 31, 2026	March 31, 2025	March 31, 2026
Other expenses, net of capitalization of DAC	$2,573	$2,522	$2,716	$2,874	$2,965	$2,573	$2,965

Premiums, fees and other revenues	$13,639	$12,748	$12,526	$18,696	$14,315	$13,639	$14,315

Expense ratio	18.9%	19.8%	21.7%	15.4%	20.7%	18.9%	20.7%

	For the Three Months Ended					For the Year-to-Date Period Ended
Unaudited (In millions)	March 31, 2025	June 30, 2025	September 30, 2025	December 31, 2025	March 31, 2026	March 31, 2025	March 31, 2026
Adjusted other expenses by major category
Direct expenses	$1,459	$1,445	$1,443	$1,528	$1,583	$1,459	$1,583
Pension, postretirement and postemployment benefit costs	70	66	69	74	70	70	70
Premium taxes, other taxes, and licenses & fees	160	158	272	246	199	160	199
Commissions and other variable expenses	1,513	1,567	1,638	1,715	1,809	1,513	1,809
Adjusted other expenses	3,202	3,236	3,422	3,563	3,661	3,202	3,661
Adjusted capitalization of DAC	(698)	(787)	(852)	(882)	(959)	(698)	(959)
Adjusted other expenses, net of adjusted capitalization of DAC	$2,504	$2,449	$2,570	$2,681	$2,702	$2,504	$2,702

	For the Three Months Ended					For the Year-to-Date Period Ended
Unaudited (In millions, except ratios)	March 31, 2025	June 30, 2025	September 30, 2025	December 31, 2025	March 31, 2026	March 31, 2025	March 31, 2026
Employee-related costs	$991	$935	$962	$946	$1,094	$991	$1,094
Third-party staffing costs	353	392	374	415	368	353	368
General and administrative expenses	115	118	107	167	121	115	121
Direct expenses	1,459	1,445	1,443	1,528	1,583	1,459	1,583
Less: Total notable items related to direct expenses (1)	—	—	—	40	—	—	—
Direct expenses, excluding total notable items related to direct expenses (1)	$1,459	$1,445	$1,443	$1,488	$1,583	$1,459	$1,583

Adjusted other expenses, net of adjusted capitalization of DAC	$2,504	$2,449	$2,570	$2,681	$2,702	$2,504	$2,702
Less: Total notable items related to adjusted other expenses (1)	—	—	102	81	—	—	—
Adjusted other expenses, net of adjusted capitalization of DAC, excluding total notable items related to adjusted other expenses (1)	$2,504	$2,449	$2,468	$2,600	$2,702	$2,504	$2,702

Adjusted premiums, fees and other revenues	$13,614	$12,719	$12,461	$18,614	$14,183	$13,614	$14,183
Less: PRT	1,476	328	(10)	5,775	843	1,476	843
Adjusted premiums, fees and other revenues, excluding PRT	$12,138	$12,391	$12,471	$12,839	$13,340	$12,138	$13,340

Direct expense ratio	10.7%	11.4%	11.6%	8.2%	11.2%	10.7%	11.2%
Direct expense ratio, excluding total notable items related to direct expenses and PRT (1)	12.0%	11.7%	11.6%	11.6%	11.9%	12.0%	11.9%

Adjusted expense ratio	18.4%	19.3%	20.6%	14.4%	19.1%	18.4%	19.1%
Adjusted expense ratio, excluding total notable items related to adjusted other expenses and PRT (1)	20.6%	19.8%	19.8%	20.3%	20.3%	20.6%	20.3%

(1)Notable items reflect the unexpected impact of events that affect MetLife’s results, but that were unknown and that MetLife could not anticipate when it devised its business plan. Notable items also include certain items regardless of the extent anticipated in the business plan, to help investors have a better understanding of MetLife's results and to evaluate and forecast those results. Notable items can affect MetLife’s results either positively or negatively. See Pages A-2 and A-3 for further information.

METLIFE GAAP CONSOLIDATED BALANCE SHEETS

Unaudited (In millions)	March 31, 2025	June 30, 2025	September 30, 2025	December 31, 2025	March 31, 2026

ASSETS
Investments:
Fixed maturity securities available-for-sale, at estimated fair value	$291,735	$298,737	$304,645	$315,931	$316,110
Equity securities, at estimated fair value	747	790	788	858	927
Contractholder-directed equity securities and fair value option securities, at estimated fair value	10,725	11,694	12,270	13,959	13,435
Mortgage loans	87,908	86,868	85,843	84,593	83,726
Policy loans	8,663	8,664	8,589	8,547	8,455
Real estate and real estate joint ventures	13,481	14,007	13,932	13,440	13,356
Other limited partnership interests	14,137	14,279	14,741	14,917	14,531
Short-term investments, principally at estimated fair value	5,543	5,300	5,962	3,601	4,948
Other invested assets	17,470	16,352	16,932	16,332	17,624
Total investments	450,409	456,691	463,702	472,178	473,112
Cash and cash equivalents, principally at estimated fair value	21,326	22,178	20,233	22,032	22,687
Accrued investment income	3,557	3,532	3,791	3,719	3,796
Premiums, reinsurance and other receivables	31,251	31,503	40,329	49,059	50,335
Market risk benefits, at estimated fair value	317	352	392	458	392
Deferred policy acquisition costs and value of business acquired	20,162	20,993	21,175	21,107	21,269
Current income tax recoverable	338	554	374	660	455
Deferred income tax assets	2,524	2,925	2,719	2,585	2,901
Goodwill	9,036	9,142	9,095	9,613	9,565
Other assets	11,253	11,425	11,572	11,822	11,013
Separate account assets	138,143	143,175	146,344	151,933	147,686
Total assets	$688,316	$702,470	$719,726	$745,166	$743,211

LIABILITIES, MEZZANINE EQUITY AND EQUITY
Liabilities
Future policy benefits	$197,667	$198,965	$199,169	$208,855	$206,628
Policyholder account balances	225,623	232,433	235,312	236,857	239,836
Market risk benefits, at estimated fair value	2,844	2,709	2,585	2,406	2,522
Other policy-related balances	19,523	19,899	20,361	20,070	20,444
Policyholder dividends payable	356	367	369	356	337
Payables for collateral under securities loaned and other transactions	17,440	17,147	17,139	17,115	18,157
Short-term debt	381	379	378	355	404
Long-term debt	14,695	15,374	15,300	14,467	14,445
Collateral financing arrangement	463	438	398	352	299
Subordinated debt securities	4,153	4,153	4,154	4,155	5,143
Notes issued by collateralized financing entities	—	—	—	1,206	1,138
Deferred income tax liability	430	430	574	536	382
Other liabilities	38,843	39,074	48,452	57,582	57,989
Separate account liabilities	138,143	143,175	146,344	151,933	147,686
Total liabilities	660,561	674,543	690,535	716,245	715,410

Contingencies, Commitments and Guarantees
Mezzanine Equity
Redeemable noncontrolling interests	—	—	—	241	206

Equity
Preferred stock, at par value	—	—	—	—	—
Common stock, at par value	12	12	12	12	12
Additional paid-in capital	33,820	33,822	32,855	32,858	32,921
Retained earnings	43,131	43,447	43,887	44,290	45,058
Treasury stock, at cost	(29,222)	(29,737)	(30,244)	(30,678)	(31,440)
Accumulated other comprehensive income (loss)	(20,248)	(19,859)	(17,566)	(18,084)	(19,227)
Total MetLife, Inc.'s stockholders' equity	27,493	27,685	28,944	28,398	27,324
Noncontrolling interests	262	242	247	282	271
Total equity	27,755	27,927	29,191	28,680	27,595
Total liabilities, mezzanine equity and equity	$688,316	$702,470	$719,726	$745,166	$743,211

METLIFE SUMMARY OF ADJUSTED EARNINGS AVAILABLE TO COMMON SHAREHOLDERS

	For the Three Months Ended
Unaudited (In millions)	March 31, 2025	June 30, 2025	September 30, 2025	December 31, 2025	March 31, 2026

Adjusted earnings before provision for income tax
GROUP BENEFITS	$468	$508	$577	$589	$555
RIS	505	460	551	563	558
ASIA	534	489	752	625	689
LATIN AMERICA	291	317	208	270	330
EMEA	109	128	115	129	143
MIM	37	72	78	80	63
CORPORATE & OTHER	(102)	(141)	(100)	(86)	(192)
Total adjusted earnings before provision for income tax	$1,842	$1,833	$2,181	$2,170	$2,146

Provision for income tax expense (benefit)
GROUP BENEFITS	$98	$107	$121	$124	$116
RIS	99	90	110	109	107
ASIA	162	143	212	181	202
LATIN AMERICA	72	84	60	72	101
EMEA	26	28	28	32	33
MIM	9	18	20	20	16
CORPORATE & OTHER	(39)	(30)	(20)	(47)	(60)
Total provision for income tax expense (benefit)	$427	$440	$531	$491	$515

Adjusted earnings available to common shareholders
GROUP BENEFITS	$370	$401	$456	$465	$439
RIS	406	370	441	454	451
ASIA	372	346	540	444	487
LATIN AMERICA	219	233	148	198	229
EMEA	83	100	87	97	110
MIM	28	54	58	60	47
CORPORATE & OTHER (1)	(129)	(142)	(146)	(70)	(177)
Total adjusted earnings available to common shareholders (1)	$1,349	$1,362	$1,584	$1,648	$1,586

(1)Includes impact of preferred stock dividends of $66 million, $31 million, $66 million, $31 million and $45 million for the three months ended March 31, 2025, June 30, 2025, September 30, 2025, December 31, 2025 and March 31, 2026, respectively.

GROUP BENEFITS STATEMENTS OF ADJUSTED EARNINGS AVAILABLE TO COMMON SHAREHOLDERS
	For the Three Months Ended					For the Year-to-Date Period Ended
Unaudited (In millions)	March 31, 2025	June 30, 2025	September 30, 2025	December 31, 2025	March 31, 2026	March 31, 2025	March 31, 2026

Adjusted revenues
Premiums	$5,763	$5,801	$5,662	$5,632	$5,848	$5,763	$5,848
Universal life and investment-type product policy fees	233	240	227	236	230	233	230
Net investment income	353	345	356	358	352	353	352
Other revenues	434	405	417	419	461	434	461
Total adjusted revenues	6,783	6,791	6,662	6,645	6,891	6,783	6,891

Adjusted expenses
Policyholder benefits and claims and policyholder dividends	5,183	5,161	4,982	4,889	5,147	5,183	5,147
Policyholder liability remeasurement (gains) losses	(18)	(4)	(9)	(3)	(2)	(18)	(2)
Interest credited to policyholder account balances	72	73	73	71	70	72	70
Capitalization of DAC	(5)	(7)	(7)	(7)	(6)	(5)	(6)
Amortization of DAC, VOBA and negative VOBA	6	7	7	6	12	6	12
Interest expense on debt	1	1	1	—	1	1	1
Other expenses	1,076	1,052	1,038	1,100	1,114	1,076	1,114
Total adjusted expenses	6,315	6,283	6,085	6,056	6,336	6,315	6,336
Adjusted earnings before provision for income tax	468	508	577	589	555	468	555
Provision for income tax expense (benefit)	98	107	121	124	116	98	116
Adjusted earnings	370	401	456	465	439	370	439
Preferred stock dividends	—	—	—	—	—	—	—
Adjusted earnings available to common shareholders	370	401	456	465	439	370	439
Less: Total notable items	—	—	(2)	—	—	—	—
Adjusted earnings available to common shareholders, excluding total notable items	$370	$401	$458	$465	$439	$370	$439

Adjusted premiums, fees and other revenues	$6,430	$6,446	$6,306	$6,287	$6,539	$6,430	$6,539

GROUP BENEFITS
OTHER EXPENSES BY MAJOR CATEGORY

	For the Three Months Ended
Unaudited (In millions)	March 31, 2025	June 30, 2025	September 30, 2025	December 31, 2025	March 31, 2026

Direct and allocated expenses	$529	$507	$502	$534	$540
Pension, postretirement and postemployment benefit costs	13	15	14	15	15
Premium taxes, other taxes, and licenses & fees	83	88	87	89	94
Commissions and other variable expenses	451	442	435	462	465
Adjusted other expenses	$1,076	$1,052	$1,038	$1,100	$1,114
Adjusted capitalization of DAC	(5)	(7)	(7)	(7)	(6)
Adjusted other expenses, net of adjusted capitalization of DAC	$1,071	$1,045	$1,031	$1,093	$1,108

OTHER INFORMATION (1)

	For the Three Months Ended
Unaudited (In millions, except ratios)	March 31, 2025	June 30, 2025	September 30, 2025	December 31, 2025	March 31, 2026

Group Life (2)
Adjusted premiums, fees and other revenues	$2,352	$2,371	$2,328	$2,321	$2,379
Mortality ratio	84.8%	83.0%	83.4%	81.1%	80.1%
Group Non-Medical Health (3)
Adjusted premiums, fees and other revenues	$2,850	$2,876	$2,814	$2,866	$3,019
Interest adjusted benefit ratio (4)	74.1%	74.8%	72.5%	72.2%	75.8%

(1) Results are derived from insurance and non-administrative services-only contracts.
(2) Excludes certain experience-rated contracts and includes accidental death and dismemberment.
(3) Primarily includes dental, group and individual disability, accident & health, critical illness and vision.
(4) Reflects actual claims experience and excludes the impact of interest credited on future policyholder benefits. The product within Group Non-Medical Health with interest credited on future policyholder benefits is disability.

RIS STATEMENTS OF ADJUSTED EARNINGS AVAILABLE TO COMMON SHAREHOLDERS
	For the Three Months Ended					For the Year-to-Date Period Ended
Unaudited (In millions)	March 31, 2025	June 30, 2025	September 30, 2025	December 31, 2025	March 31, 2026	March 31, 2025	March 31, 2026

Adjusted revenues
Premiums	$2,284	$1,210	$1,045	$7,030	$2,212	$2,284	$2,212
Universal life and investment-type product policy fees	104	102	99	104	109	104	109
Net investment income	2,190	2,166	2,189	2,229	2,252	2,190	2,252
Other revenues	69	70	70	75	69	69	69
Total adjusted revenues	4,647	3,548	3,403	9,438	4,642	4,647	4,642

Adjusted expenses
Policyholder benefits and claims and policyholder dividends	3,120	2,045	1,836	7,829	3,066	3,120	3,066
Policyholder liability remeasurement (gains) losses	(15)	1	(14)	26	(20)	(15)	(20)
Interest credited to policyholder account balances	883	903	888	878	883	883	883
Capitalization of DAC	(37)	(46)	(50)	(80)	(87)	(37)	(87)
Amortization of DAC, VOBA and negative VOBA	19	21	19	22	23	19	23
Interest expense on debt	3	4	3	4	3	3	3
Other expenses	169	160	170	196	216	169	216
Total adjusted expenses	4,142	3,088	2,852	8,875	4,084	4,142	4,084
Adjusted earnings before provision for income tax	505	460	551	563	558	505	558
Provision for income tax expense (benefit)	99	90	110	109	107	99	107
Adjusted earnings	406	370	441	454	451	406	451
Preferred stock dividends	—	—	—	—	—	—	—
Adjusted earnings available to common shareholders	406	370	441	454	451	406	451
Less: Total notable items	—	—	13	—	—	—	—
Adjusted earnings available to common shareholders, excluding total notable items	$406	$370	$428	$454	$451	$406	$451

Adjusted premiums, fees and other revenues	$2,457	$1,382	$1,214	$7,209	$2,390	$2,457	$2,390
Less: PRT	1,476	328	(10)	5,775	843	1,476	843
Adjusted premiums, fees and other revenues, excluding PRT	$981	$1,054	$1,224	$1,434	$1,547	$981	$1,547

RIS
FUTURE POLICY BENEFITS (1)

Unaudited (In millions)	March 31, 2025	June 30, 2025	September 30, 2025	December 31, 2025	March 31, 2026
Balance, end of period (at balance sheet discount rate) (2)	$73,415	$73,506	$74,263	$84,988	$84,300
Less: Accumulated other comprehensive (income) loss	(2,627)	(2,366)	(1,209)	(1,732)	(2,968)
Balance, end of period (at original discount rate)	$76,042	$75,872	$75,472	$86,720	$87,268

Future policyholder benefits subject to reinsurance (at balance sheet discount rate) (2)	$2,287	$2,266	$7,750	$12,786	$12,503
Add: Accumulated other comprehensive (income) loss	(16)	(27)	(149)	(63)	116
Balance, end of period (at original discount rate)	$2,271	$2,239	$7,601	$12,723	$12,619

POLICYHOLDER ACCOUNT BALANCES

Unaudited (In millions)	March 31, 2025	June 30, 2025	September 30, 2025	December 31, 2025	March 31, 2026
Balance, end of period	$90,243	$92,197	$92,291	$93,549	$96,115

Policyholder account balances subject to reinsurance			$3,327	$4,297	$4,571

FUTURE POLICY BENEFITS AND POLICYHOLDER ACCOUNT BALANCES GENERAL ACCOUNT RETAINED BALANCES (3)

Unaudited (In millions)	March 31, 2025	June 30, 2025	September 30, 2025	December 31, 2025	March 31, 2026
Balance, end of period	$164,014	$165,830	$156,835	$163,249	$166,193

TOTAL LIABILITIES

Unaudited (In millions)	March 31, 2025	June 30, 2025	September 30, 2025	December 31, 2025	March 31, 2026
General account retained balances (3)	$164,014	$165,830	$156,835	$163,249	$166,193
Separate account liabilities	55,953	54,864	55,671	57,128	56,089
Synthetic GICS (4), (5)	53,796	53,740	51,920	52,664	52,257
Longevity Reinsurance (6)	27,369	30,087	29,293	37,025	36,440
Total liability exposure retained, end of period	$301,132	$304,521	$293,719	$310,066	$310,979

Total liability exposure, end of period	$303,403	$306,760	$304,647	$327,086	$328,169

(1)Includes $3,899 million, $3,910 million, $3,964 million, $3,948 million and $3,973 million of DPL at March 31, 2025, June 30, 2025, September 30, 2025, December 31, 2025 and March 31, 2026, respectively.

(2)Represents the current discount rate at the respective balance sheet date.
(3) Includes future policyholder benefits (at original discount rate) and policyholder account balances, both excluding amounts subject to reinsurance.

(4)A synthetic GIC is a contract that simulates the performance of a traditional GIC through the use of financial instruments and is reported as a derivative. A key difference between a synthetic GIC and a traditional GIC is that the contractholder owns the assets underlying the synthetic GIC. The assets and corresponding contractholder account balance are not on MetLife, Inc.'s consolidated balance sheet, as they are for a traditional GIC. The contractholder account balance is reported at contract value in the table above.

(5)Includes $1,242 million, $0, $0, $0 and $0 of transfers from separate account GICs to synthetic GICs at March 31, 2025, June 30, 2025, September 30, 2025, December 31, 2025 and March 31, 2026, respectively.

(6)The contract value presented represents notional amounts based on the present value of fixed annuity premiums related to longevity reinsurance contracts associated with the U.K. PRT market.

RIS
OTHER EXPENSES BY MAJOR CATEGORY

	For the Three Months Ended
Unaudited (In millions)	March 31, 2025	June 30, 2025	September 30, 2025	December 31, 2025	March 31, 2026

Direct and allocated expenses	$98	$89	$88	$90	$93
Pension, postretirement and postemployment benefit costs	4	4	4	5	5
Premium taxes, other taxes, and licenses & fees	5	3	7	32	15
Commissions and other variable expenses	62	64	71	69	103
Adjusted other expenses	$169	$160	$170	$196	$216
Adjusted capitalization of DAC	(37)	(46)	(50)	(80)	(87)
Adjusted other expenses, net of adjusted capitalization of DAC	$132	$114	$120	$116	$129

SPREAD

	For the Three Months Ended
Unaudited	March 31, 2025	June 30, 2025	September 30, 2025	December 31, 2025	March 31, 2026

Investment income yield, excluding variable investment income yield	5.05%	5.07%	5.07%	5.10%	5.02%
Variable investment income yield	9.03%	5.45%	13.46%	12.37%	12.15%
Total investment income yield	5.19%	5.08%	5.36%	5.35%	5.26%

Average crediting rate	4.28%	4.31%	4.33%	4.34%	4.28%
Amortization of DPL and losses at inception (1)	(0.20)%	(0.21)%	(0.24)%	(0.23)%	(0.21)%
Total average crediting rate	4.08%	4.10%	4.09%	4.11%	4.07%

Annualized general account spread (2)	1.11%	0.98%	1.27%	1.24%	1.19%
Annualized general account spread, excluding variable investment income yield	0.97%	0.97%	0.98%	0.99%	0.95%

(1)Includes the amortization of DPL of (0.22%) for each of the three months ended March 31, 2025 and June 30, 2025, (0.23%) for each of the three months ended September 30, 2025 and December 31, 2025, and (0.22%) for the three months ended March 31, 2026.

(2)The general account is comprised of invested assets supporting future policy benefits and policyholder account balances.

ASIA STATEMENTS OF ADJUSTED EARNINGS AVAILABLE TO COMMON SHAREHOLDERS
	For the Three Months Ended					For the Year-to-Date Period Ended
Unaudited (In millions)	March 31, 2025	June 30, 2025	September 30, 2025	December 31, 2025	March 31, 2026	March 31, 2025	March 31, 2026

Adjusted revenues
Premiums	$1,260	$1,278	$1,290	$1,222	$1,294	$1,260	$1,294
Universal life and investment-type product policy fees	406	399	407	428	427	406	427
Net investment income	1,204	1,204	1,374	1,405	1,461	1,204	1,461
Other revenues	15	22	20	21	17	15	17
Total adjusted revenues	2,885	2,903	3,091	3,076	3,199	2,885	3,199

Adjusted expenses
Policyholder benefits and claims and policyholder dividends	1,037	1,051	1,074	1,010	1,088	1,037	1,088
Policyholder liability remeasurement (gains) losses	(11)	(12)	(141)	6	(15)	(11)	(15)
Interest credited to policyholder account balances	711	757	804	825	833	711	833
Capitalization of DAC	(351)	(418)	(435)	(413)	(465)	(351)	(465)
Amortization of DAC, VOBA and negative VOBA	216	223	207	208	211	216	211
Interest expense on debt	—	—	—	—	—	—	—
Other expenses	749	813	830	815	858	749	858
Total adjusted expenses	2,351	2,414	2,339	2,451	2,510	2,351	2,510
Adjusted earnings before provision for income tax	534	489	752	625	689	534	689
Provision for income tax expense (benefit)	162	143	212	181	202	162	202
Adjusted earnings	372	346	540	444	487	372	487
Preferred stock dividends	—	—	—	—	—	—	—
Adjusted earnings available to common shareholders	$372	$346	$540	$444	$487	$372	$487
Less: Total notable items	—	—	70	—	—	—	—
Adjusted earnings available to common shareholders, excluding total notable items	$372	$346	$470	$444	$487	$372	$487

Adjusted premiums, fees and other revenues	$1,681	$1,699	$1,717	$1,671	$1,738	$1,681	$1,738

ASIA
ADJUSTED PREMIUMS, FEES AND OTHER REVENUES
	For the Three Months Ended
Unaudited (In millions)	March 31, 2025	June 30, 2025	September 30, 2025	December 31, 2025	March 31, 2026

Adjusted premiums, fees and other revenues	$1,681	$1,699	$1,717	$1,671	$1,738

Adjusted premiums, fees and other revenues, on a constant currency basis	$1,662	$1,622	$1,653	$1,660	$1,738

OTHER EXPENSES BY MAJOR CATEGORY
	For the Three Months Ended
Unaudited (In millions)	March 31, 2025	June 30, 2025	September 30, 2025	December 31, 2025	March 31, 2026

Direct and allocated expenses	$306	$304	$303	$303	$298
Pension, postretirement and postemployment benefit costs	13	14	13	17	11
Premium taxes, other taxes, and licenses & fees	29	33	33	38	37
Commissions and other variable expenses	401	462	481	457	512
Adjusted other expenses	$749	$813	$830	$815	$858
Adjusted capitalization of DAC	(351)	(418)	(435)	(413)	(465)
Adjusted other expenses, net of adjusted capitalization of DAC	$398	$395	$395	$402	$393

Adjusted other expenses, on a constant currency basis	$738	$766	$794	$805	$858

SALES ON A CONSTANT CURRENCY BASIS
	For the Three Months Ended
Unaudited (In millions)	March 31, 2025	June 30, 2025	September 30, 2025	December 31, 2025	March 31, 2026

Japan:
Life	$110	$156	$212	$168	$164
Accident & Health	65	63	62	58	115
Annuities	145	226	178	119	127
Other	2	2	1	1	1
Total Japan	322	447	453	346	407
Other Asia	304	234	320	249	359
Total sales	$626	$681	$773	$595	$766

OTHER INFORMATION
	For the Three Months Ended
Unaudited (In millions)	March 31, 2025	June 30, 2025	September 30, 2025	December 31, 2025	March 31, 2026

Adjusted earnings available to common shareholders	$372	$346	$540	$444	$487
Adjusted earnings available to common shareholders, excluding total notable items	$372	$346	$470	$444	$487
Adjusted earnings available to common shareholders, on a constant currency basis	$372	$338	$523	$444	$487
Adjusted earnings available to common shareholders, excluding total notable items, on a constant currency basis	$372	$338	$453	$444	$487

ASIA GENERAL ACCOUNT ASSETS UNDER MANAGEMENT

Unaudited (In millions)	March 31, 2025	June 30, 2025	September 30, 2025	December 31, 2025	March 31, 2026

Asia GA AUM	$125,119	$129,325	$131,751	$130,514	$128,978
Asia GA AUM (at amortized cost)	$134,352	$139,158	$140,892	$140,168	$140,660

Asia GA AUM (at amortized cost), on a constant currency basis	$131,864	$134,331	$137,312	$139,084	$140,660

LATIN AMERICA STATEMENTS OF ADJUSTED EARNINGS AVAILABLE TO COMMON SHAREHOLDERS
	For the Three Months Ended					For the Year-to-Date Period Ended
Unaudited (In millions)	March 31, 2025	June 30, 2025	September 30, 2025	December 31, 2025	March 31, 2026	March 31, 2025	March 31, 2026

Adjusted revenues
Premiums	$1,164	$1,260	$1,288	$1,443	$1,485	$1,164	$1,485
Universal life and investment-type product policy fees	340	371	377	359	419	340	419
Net investment income	408	445	416	429	409	408	409
Other revenues	9	3	(2)	(6)	(7)	9	(7)
Total adjusted revenues	1,921	2,079	2,079	2,225	2,306	1,921	2,306

Adjusted expenses
Policyholder benefits and claims and policyholder dividends	1,091	1,216	1,218	1,320	1,349	1,091	1,349
Policyholder liability remeasurement (gains) losses	(3)	—	(4)	—	—	(3)	—
Interest credited to policyholder account balances	98	96	92	87	85	98	85
Capitalization of DAC	(172)	(176)	(203)	(219)	(240)	(172)	(240)
Amortization of DAC, VOBA and negative VOBA	129	137	149	156	173	129	173
Interest expense on debt	4	4	4	3	5	4	5
Other expenses	483	485	615	608	604	483	604
Total adjusted expenses	1,630	1,762	1,871	1,955	1,976	1,630	1,976
Adjusted earnings before provision for income tax	291	317	208	270	330	291	330
Provision for income tax expense (benefit)	72	84	60	72	101	72	101
Adjusted earnings	219	233	148	198	229	219	229
Preferred stock dividends	—	—	—	—	—	—	—
Adjusted earnings available to common shareholders	$219	$233	$148	$198	$229	$219	$229
Less: Total notable items	—	—	(75)	(29)	—	—	—
Adjusted earnings available to common shareholders, excluding total notable items	$219	$233	$223	$227	$229	$219	$229

Adjusted premiums, fees and other revenues	$1,513	$1,634	$1,663	$1,796	$1,897	$1,513	$1,897

LATIN AMERICA
OTHER EXPENSES BY MAJOR CATEGORY

	For the Three Months Ended
Unaudited (In millions)	March 31, 2025	June 30, 2025	September 30, 2025	December 31, 2025	March 31, 2026

Direct and allocated expenses	$135	$143	$147	$151	$158
Pension, postretirement and postemployment benefit costs	1	2	1	3	2
Premium taxes, other taxes, and licenses & fees	23	22	123	66	32
Commissions and other variable expenses	324	318	344	388	412
Adjusted other expenses	$483	$485	$615	$608	$604
Adjusted capitalization of DAC	(172)	(176)	(203)	(219)	(240)
Adjusted other expenses, net of adjusted capitalization of DAC	$311	$309	$412	$389	$364

Adjusted other expenses, on a constant currency basis	$544	$529	$646	$634	$604
Adjusted other expenses, net of adjusted capitalization of DAC, on a constant currency basis	$349	$337	$431	$407	$364

SALES ON A CONSTANT CURRENCY BASIS

	For the Three Months Ended
Unaudited (In millions)	March 31, 2025	June 30, 2025	September 30, 2025	December 31, 2025	March 31, 2026

Mexico	$233	$203	$226	$227	$268
Chile	125	138	132	133	137
All other	75	75	112	109	116
Total sales	$433	$416	$470	$469	$521

OTHER INFORMATION

	For the Three Months Ended
Unaudited (In millions)	March 31, 2025	June 30, 2025	September 30, 2025	December 31, 2025	March 31, 2026

Adjusted premiums, fees and other revenues	$1,513	$1,634	$1,663	$1,796	$1,897
Adjusted earnings available to common shareholders	$219	$233	$148	$198	$229
Adjusted earnings available to common shareholders, excluding total notable items	$219	$233	$223	$227	$229

Adjusted premiums, fees and other revenues, on a constant currency basis	$1,704	$1,783	$1,774	$1,874	$1,897
Adjusted earnings available to common shareholders, on a constant currency basis	$251	$258	$165	$207	$229
Adjusted earnings available to common shareholders, excluding total notable items, on a constant currency basis	$251	$258	$240	$236	$229

EMEA STATEMENTS OF ADJUSTED EARNINGS AVAILABLE TO COMMON SHAREHOLDERS
	For the Three Months Ended					For the Year-to-Date Period Ended
Unaudited (In millions)	March 31, 2025	June 30, 2025	September 30, 2025	December 31, 2025	March 31, 2026	March 31, 2025	March 31, 2026

Adjusted revenues
Premiums	$582	$626	$638	$679	$689	$582	$689
Universal life and investment-type product policy fees	78	84	82	98	99	78	99
Net investment income	58	61	66	68	67	58	67
Other revenues	8	9	7	10	9	8	9
Total adjusted revenues	726	780	793	855	864	726	864

Adjusted expenses
Policyholder benefits and claims and policyholder dividends	277	309	333	334	337	277	337
Policyholder liability remeasurement (gains) losses	—	4	3	(1)	3	—	3
Interest credited to policyholder account balances	17	20	21	25	21	17	21
Capitalization of DAC	(126)	(136)	(151)	(155)	(155)	(126)	(155)
Amortization of DAC, VOBA and negative VOBA	94	88	85	100	97	94	97
Interest expense on debt	—	—	—	—	—	—	—
Other expenses	355	367	387	423	418	355	418
Total adjusted expenses	617	652	678	726	721	617	721
Adjusted earnings before provision for income tax	109	128	115	129	143	109	143
Provision for income tax expense (benefit)	26	28	28	32	33	26	33
Adjusted earnings	83	100	87	97	110	83	110
Preferred stock dividends	—	—	—	—	—	—	—
Adjusted earnings available to common shareholders	83	100	87	97	110	83	110
Less: Total notable items	—	—	(1)	—	—	—	—
Adjusted earnings available to common shareholders, excluding total notable items	$83	$100	$88	$97	$110	$83	$110

Adjusted premiums, fees and other revenues	$668	$719	$727	$787	$797	$668	$797

EMEA
OTHER EXPENSES BY MAJOR CATEGORY

	For the Three Months Ended
Unaudited (In millions)	March 31, 2025	June 30, 2025	September 30, 2025	December 31, 2025	March 31, 2026

Direct and allocated expenses	$109	$111	$111	$120	$122
Pension, postretirement and postemployment benefit costs	1	(3)	2	1	1
Premium taxes, other taxes, and licenses & fees	6	6	7	9	7
Commissions and other variable expenses	239	253	267	293	288
Adjusted other expenses	$355	$367	$387	$423	$418
Adjusted capitalization of DAC	(126)	(136)	(151)	(155)	(155)
Adjusted other expenses, net of adjusted capitalization of DAC	$229	$231	$236	$268	$263

Adjusted other expenses, on a constant currency basis	$368	$369	$384	$423	$418
Adjusted other expenses, net of adjusted capitalization of DAC, on a constant currency basis	$238	$233	$235	$268	$263

OTHER INFORMATION
	For the Three Months Ended
Unaudited (In millions)	March 31, 2025	June 30, 2025	September 30, 2025	December 31, 2025	March 31, 2026

Adjusted premiums, fees and other revenues	$668	$719	$727	$787	$797
Adjusted earnings available to common shareholders	$83	$100	$87	$97	$110
Adjusted earnings available to common shareholders, excluding total notable items	$83	$100	$88	$97	$110

Adjusted premiums, fees and other revenues, on a constant currency basis	$695	$724	$723	$787	$797
Adjusted earnings available to common shareholders, on a constant currency basis	$86	$98	$86	$97	$110
Adjusted earnings available to common shareholders, excluding total notable items, on a constant currency basis	$86	$98	$87	$97	$110
Total sales, on a constant currency basis	$316	$306	$296	$308	$370

MIM STATEMENTS OF ADJUSTED EARNINGS AVAILABLE TO COMMON SHAREHOLDERS
	For the Three Months Ended					For the Year-to-Date Period Ended
Unaudited (In millions, except ratios)	March 31, 2025	June 30, 2025	September 30, 2025	December 31, 2025	March 31, 2026	March 31, 2025	March 31, 2026

Adjusted revenues
Premiums	$—	$—	$—	$—	$—	$—	$—
Universal life and investment-type product policy fees	—	—	—	—	—	—	—
Net investment income	1	2	1	2	5	1	5
Other revenues	218	237	238	239	314	218	314
Total adjusted revenues	219	239	239	241	319	219	319

Adjusted expenses
Policyholder benefits and claims and policyholder dividends	—	—	—	—	—	—	—
Policyholder liability remeasurement (gains) losses	—	—	—	—	—	—	—
Interest credited to policyholder account balances	—	—	—	—	—	—	—
Capitalization of DAC	—	—	—	—	—	—	—
Amortization of DAC, VOBA and negative VOBA	—	—	—	—	—	—	—
Interest expense on debt	—	—	—	—	1	—	1
Other expenses	182	167	161	161	255	182	255
Total adjusted expenses	182	167	161	161	256	182	256
Adjusted earnings before provision for income tax	37	72	78	80	63	37	63
Provision for income tax expense (benefit)	9	18	20	20	16	9	16
Adjusted earnings	28	54	58	60	47	28	47
Preferred stock dividends	—	—	—	—	—	—	—
Adjusted earnings available to common shareholders	28	54	58	60	47	28	47
Less: Total notable items	—	—	—	—	—	—	—
Adjusted earnings available to common shareholders, excluding total notable items	$28	$54	$58	$60	$47	$28	$47

Operating margin (1)	16.9%	30.1%	32.6%	33.2%	19.7%	16.9%	19.7%

(1)Calculated as adjusted earnings before provision for income tax as a percentage of net investment income plus other revenues.

MIM
ASSETS UNDER MANAGEMENT

Unaudited (In millions)	March 31, 2025	June 30, 2025	September 30, 2025	December 31, 2025	March 31, 2026

Institutional Client AUM
Beginning Institutional Client AUM	$178,666	$185,970	$200,616	$212,390	$319,282
Additions	5,945	17,118	19,078	19,806	16,264
Withdrawals	(7,460)	(9,103)	(9,366)	(14,194)	(18,297)
Change in market value	2,217	6,631	2,062	1,770	(4,092)
Acquisitions, dispositions and other	6,602	—	—	99,510	—
Ending Institutional Client AUM (1)	$185,970	$200,616	$212,390	$319,282	$313,157

MIM GA AUM	$417,194	$423,671	$420,204	$422,392	$423,134

Total AUM	$603,164	$624,287	$632,594	$741,674	$736,291

OTHER REVENUES BY CLIENT SEGMENT
	For the Three Months Ended
Unaudited (In millions)	March 31, 2025	June 30, 2025	September 30, 2025	December 31, 2025	March 31, 2026

Institutional Client	$77	$95	$98	$99	$172
General Account	141	142	140	140	142
Other revenues	$218	$237	$238	$239	$314

(1)Ending Institutional Client AUM includes Separate Account AUM, Reinsurance AUM and Third‑Party AUM, with balances at March 31, 2026 of $14.5 billion, $19.6 billion, and $279.1 billion, respectively, and at December 31, 2025 of $15.8 billion, $20.1 billion and $283.4 billion, respectively.

CORPORATE & OTHER STATEMENTS OF ADJUSTED EARNINGS AVAILABLE TO COMMON SHAREHOLDERS
	For the Three Months Ended					For the Year-to-Date Period Ended
Unaudited (In millions)	March 31, 2025	June 30, 2025	September 30, 2025	December 31, 2025	March 31, 2026	March 31, 2025	March 31, 2026

Adjusted revenues
Premiums	$666	$632	$632	$684	$592	$666	$592
Universal life and investment-type product policy fees	68	63	55	37	34	68	34
Net investment income	999	979	1,038	1,086	953	999	953
Other revenues	(87)	(93)	(91)	(96)	(118)	(87)	(118)
Total adjusted revenues	1,646	1,581	1,634	1,711	1,461	1,646	1,461

Adjusted expenses
Policyholder benefits and claims and policyholder dividends	1,210	1,171	1,160	1,202	1,110	1,210	1,110
Policyholder liability remeasurement (gains) losses	16	16	4	6	22	16	22
Interest credited to policyholder account balances	36	35	37	29	27	36	27
Capitalization of DAC	(7)	(4)	(6)	(8)	(6)	(7)	(6)
Amortization of DAC, VOBA and negative VOBA	55	52	55	52	49	55	49
Interest expense on debt	250	260	263	256	255	250	255
Other expenses	188	192	221	260	196	188	196
Total adjusted expenses	1,748	1,722	1,734	1,797	1,653	1,748	1,653
Adjusted earnings before provision for income tax	(102)	(141)	(100)	(86)	(192)	(102)	(192)
Provision for income tax expense (benefit)	(39)	(30)	(20)	(47)	(60)	(39)	(60)
Adjusted earnings	(63)	(111)	(80)	(39)	(132)	(63)	(132)
Preferred stock dividends	66	31	66	31	45	66	45
Adjusted earnings available to common shareholders	(129)	(142)	(146)	(70)	(177)	(129)	(177)
Less: Total notable items	—	—	13	(32)	—	—	—
Adjusted earnings available to common shareholders, excluding total notable items	$(129)	$(142)	$(159)	$(38)	$(177)	$(129)	$(177)

Adjusted premiums, fees and other revenues	$647	$602	$596	$625	$508	$647	$508

Adjusted earnings available to common shareholders attributed to business activities	$120	$115	$173	$146	$109	$120	$109

CORPORATE & OTHER
FUTURE POLICY BENEFITS (1)

Unaudited (In millions)	March 31, 2025	June 30, 2025	September 30, 2025	December 31, 2025	March 31, 2026
Annuities	$1,493	$1,466	$1,457	$1,442	$1,408
Long-term care	14,716	14,803	15,309	15,224	14,978
Life and Other	52,962	52,748	52,480	52,285	51,954
Balance, end of period (at balance sheet discount rate)	$69,171	$69,017	$69,246	$68,951	$68,340

Less:
Annuities	$(51)	$(43)	$(26)	$(32)	$(49)
Long-term care	(872)	(922)	(547)	(751)	(1,124)
Life and Other	(26)	(26)	(10)	(20)	(39)
Accumulated other comprehensive (income) loss	$(949)	$(991)	$(583)	$(803)	$(1,212)

Annuities	$1,544	$1,509	$1,483	$1,474	$1,457
Long-term care	15,588	15,725	15,856	15,975	16,102
Life and Other	52,988	52,774	52,490	52,305	51,993
Balance, end of period (at original discount rate)	$70,120	$70,008	$69,829	$69,754	$69,552

Future policy benefits subject to reinsurance (at balance sheet discount rate) (2)
Annuities	$1,370	$1,345	$1,326	$1,294	$1,255
Long-term care	—	—	—	—	—
Life and Other	2,421	2,455	2,474	3,934	3,920
Balance, end of period (at balance sheet discount rate)	$3,791	$3,800	$3,800	$5,228	$5,175

POLICYHOLDER ACCOUNT BALANCES

Unaudited (In millions)	March 31, 2025	June 30, 2025	September 30, 2025	December 31, 2025	March 31, 2026
Annuities	$6,807	$6,633	$6,545	$6,383	$6,184
Life and Other	7,278	7,226	7,164	7,093	7,020
Balance, end of period	$14,085	$13,859	$13,709	$13,476	$13,204

Policyholder account balances subject to reinsurance (2)
Annuities	$2,930	$2,848	$2,761	$4,258	$4,133
Life and Other	6,301	6,240	6,178	6,119	6,104
Balance, end of period	$9,231	$9,088	$8,939	$10,377	$10,237

MARKET RISK BENEFITS

Unaudited (In millions)	March 31, 2025	June 30, 2025	September 30, 2025	December 31, 2025	March 31, 2026
Annuities	$2,188	$2,056	$1,957	$1,788	$1,948

Market risk benefits subject to reinsurance (2)	$—	$—	$—	$285	$373

SEPARATE ACCOUNT LIABILITIES

Unaudited (In millions)	March 31, 2025	June 30, 2025	September 30, 2025	December 31, 2025	March 31, 2026
Annuities	$19,795	$20,317	$20,252	$19,621	$18,347
Life and Other	6,393	7,022	7,317	7,302	6,888
Balance, end of period	$26,188	$27,339	$27,569	$26,923	$25,235

Separate account liabilities subject to reinsurance (3)
Annuities	$73	$77	$77	$8,354	$7,767
Life and Other	5,852	6,429	6,688	6,666	6,284
Balance, end of period	$5,925	$6,506	$6,765	$15,020	$14,051

(1) Includes participating life contracts, additional liabilities for annuitization, death and other insurance benefits, as well as DPL.
(2) Included in premiums, reinsurance and other receivables on MetLife, Inc.'s consolidated balance sheets.
(3) Separate account assets are retained by MetLife; these amounts are not included in premiums, reinsurance and other receivables on MetLife, Inc.'s consolidated balance sheets.

INVESTMENTS INVESTMENT PORTFOLIO RESULTS BY ASSET CATEGORY AND ANNUALIZED YIELDS
This yield table presentation is consistent with how we measure our investment performance for management purposes, and we believe it enhances understanding of our investment portfolio results. Reinsurance activity and Third-party mortgage loan activity have been excluded from the amounts within this table.
	At or For the Three Months Ended					For the Year-to-Date Period Ended
Unaudited (In millions, except yields)	March 31, 2025	June 30, 2025	September 30, 2025	December 31, 2025	March 31, 2026	March 31, 2025	March 31, 2026
Fixed Maturity Securities
Yield (1)	4.36%	4.61%	4.61%	4.57%	4.50%	4.36%	4.50%
Investment income (2), (3)	$3,259	$3,517	$3,485	$3,504	$3,491	$3,259	$3,491
Investment gains (losses)	(244)	(124)	(150)	(105)	(213)	(244)	(213)
Ending carrying value (4)	290,416	297,565	296,663	299,659	300,040	290,416	300,040
Mortgage Loans
Yield (1)	5.21%	5.12%	5.22%	5.26%	5.19%	5.21%	5.19%
Investment income (3)	1,056	1,026	1,009	1,005	979	1,056	979
Investment gains (losses)	(159)	(288)	(65)	(93)	(119)	(159)	(119)
Ending carrying value (5)	80,581	79,848	76,896	75,767	75,290	80,581	75,290
Real Estate and Real Estate Joint Ventures
Yield (1)	4.01%	3.47%	1.83%	4.64%	3.64%	4.01%	3.64%
Investment income	134	120	63	158	120	134	120
Investment gains (losses)	(40)	3	47	9	(125)	(40)	(125)
Ending carrying value (6)	13,481	14,007	13,932	13,431	13,276	13,481	13,276
Policy Loans
Yield (1)	5.38%	5.64%	5.76%	5.74%	5.67%	5.38%	5.67%
Investment income	107	113	115	114	109	107	109
Ending carrying value (7)	8,663	8,664	8,589	8,547	8,097	8,663	8,097
Equity Securities
Yield (1)	6.16%	2.30%	3.46%	5.16%	4.36%	6.16%	4.36%
Investment income	9	3	4	7	6	9	6
Investment gains (losses)	(12)	45	17	15	(16)	(12)	(16)
Ending carrying value (8)	747	790	788	753	804	747	804
Other Limited Partnership Interests
Yield (1)	6.22%	3.46%	11.89%	11.37%	11.75%	6.22%	11.75%
Investment income	222	122	431	419	436	222	436
Investment gains (losses)	(1)	21	4	—	(43)	(1)	(43)
Ending carrying value (9)	14,125	14,265	14,726	14,712	14,222	14,125	14,222
Cash and Cash Equivalents and Short-term Investments
Yield (1)	4.42%	4.19%	4.36%	4.07%	4.04%	4.42%	4.04%
Investment income	224	232	239	208	206	224	206
Investment gains (losses)	(9)	(38)	13	35	(3)	(9)	(3)
Ending carrying value (10)	26,862	27,432	25,853	24,319	26,606	26,862	26,606
Other Invested Assets
Investment income	365	218	241	318	341	365	341
Investment gains (losses)	4	25	(76)	(104)	(31)	4	(31)
Ending carrying value (11)	17,470	16,350	16,871	16,193	17,391	17,470	17,391
Total Investments
Investment income yield (1)	4.82%	4.73%	4.99%	5.10%	5.03%	4.82%	5.03%
Investment fees and expenses yield (1)	(0.15)%	(0.13)%	(0.13)%	(0.14)%	(0.17)%	(0.15)%	(0.17)%
Net Investment Income Yield (1)	4.67%	4.60%	4.86%	4.96%	4.86%	4.67%	4.86%
Investment income	$5,376	$5,351	$5,587	$5,733	$5,688	$5,376	$5,688
Investment fees and expenses	(162)	(149)	(147)	(156)	(189)	(162)	(189)
Net investment income including divested businesses	5,214	5,202	5,440	5,577	5,499	5,214	5,499
Less: Net investment income from divested businesses	1	—	—	—	—	1	—
Adjusted Net Investment Income (12)	$5,213	$5,202	$5,440	$5,577	$5,499	$5,213	$5,499
Ending Carrying Value	$452,345	$458,921	$454,318	$453,381	$455,726	$452,345	$455,726
Investment Portfolio Gains (Losses) (13)	$(461)	$(356)	$(210)	$(243)	$(549)	$(461)	$(549)
Gross investment gains	142	204	373	418	247	142	247
Gross investment losses	(423)	(264)	(269)	(471)	(513)	(423)	(513)
Net credit loss (provision) release and (impairments)	(180)	(296)	(314)	(190)	(283)	(180)	(283)
Investment Portfolio Gains (Losses) (13)	(461)	(356)	(210)	(243)	(549)	(461)	(549)
Investment portfolio gains (losses) income tax (expense) benefit	116	94	41	75	125	116	125
Investment Portfolio Gains (Losses), Net of Income Tax	$(345)	$(262)	$(169)	$(168)	$(424)	$(345)	$(424)

Derivative Gains (Losses) (13)	$344	$(892)	$(746)	$(844)	$(256)	$344	$(256)
Derivative gains (losses) income tax (expense) benefit	(99)	181	193	192	81	(99)	81
Derivative Gains (Losses), Net of Income Tax	$245	$(711)	$(553)	$(652)	$(175)	$245	$(175)

See footnotes on Pages 28 and 29.

INVESTMENTS
SUMMARY OF FIXED MATURITY SECURITIES AVAILABLE-FOR-SALE BY SECTOR AND QUALITY DISTRIBUTION

		March 31, 2025		June 30, 2025		September 30, 2025		December 31, 2025 (15)		March 31, 2026
Unaudited (In millions, except ratios)		Amount	% of Total	Amount	% of Total	Amount	% of Total	Amount	% of Total	Amount	% of Total

U.S. corporate		$80,316	27.7%	$81,562	27.5%	$81,720	27.7%	$83,048	27.8%	$83,279	27.8%
Foreign corporate		55,083	19.1%	58,792	19.9%	57,798	19.6%	58,260	19.6%	57,727	19.4%
Residential mortgage-backed		39,083	13.5%	40,764	13.8%	41,292	14.0%	42,431	14.3%	43,115	14.5%
Foreign government		40,892	14.2%	42,097	14.2%	41,610	14.1%	40,028	13.4%	39,249	13.2%
U.S. government and agency		33,535	11.6%	32,463	11.0%	32,315	11.0%	33,706	11.3%	33,204	11.1%
Asset-backed securities and collateralized loan obligations		20,748	7.2%	20,929	7.1%	20,313	6.9%	20,757	7.0%	22,241	7.5%
Municipals		9,764	3.4%	9,802	3.3%	10,486	3.6%	10,579	3.6%	10,363	3.5%
Commercial mortgage-backed		9,388	3.3%	9,428	3.2%	9,245	3.1%	8,922	3.0%	8,925	3.0%
Fixed Maturity Securities Available-For-Sale, excluding Reinsurance activity		$288,809	100.0%	$295,837	100.0%	$294,779	100.0%	$297,731	100.0%	$298,103	100.0%
Reinsurance activity		2,926		2,900		9,866		18,200		18,007
Fixed Maturity Securities Available-For-Sale		$291,735		$298,737		$304,645		$315,931		$316,110

NRSRO	NAIC
RATING	DESIGNATION
Aaa / Aa / A	1	$199,468	69.1%	$203,465	68.8%	$202,215	68.7%	$203,858	68.5%	$204,363	68.6%
Baa	2	77,112	26.7%	80,262	27.1%	80,465	27.3%	81,877	27.5%	81,961	27.5%
Ba	3	8,674	3.0%	8,566	2.9%	8,364	2.8%	8,273	2.8%	8,103	2.7%
B	4	3,198	1.1%	3,260	1.1%	3,379	1.1%	3,379	1.1%	3,251	1.1%
Caa and lower	5	291	0.1%	204	0.1%	258	0.1%	249	0.1%	299	0.1%
In or near default	6	66	—%	80	—%	98	—%	95	—%	126	—%
Fixed Maturity Securities Available-For-Sale, excluding Reinsurance activity		$288,809	100.0%	$295,837	100.0%	$294,779	100.0%	$297,731	100.0%	$298,103	100.0%
Reinsurance activity		2,926		2,900		9,866		18,200		18,007
Fixed Maturity Securities Available-For-Sale (14)		$291,735		$298,737		$304,645		$315,931		$316,110

GROSS UNREALIZED GAINS AND LOSSES:
FIXED MATURITY SECURITIES AVAILABLE-FOR-SALE

Unaudited (In millions)		March 31, 2025		June 30, 2025		September 30, 2025		December 31, 2025		March 31, 2026

Gross unrealized gains		$5,398		$6,192		$7,130		$6,910		$5,436
Gross unrealized losses		28,891		28,951		26,495		27,287		30,319
Net Unrealized Gains (Losses), excluding Reinsurance activity		$(23,493)		$(22,759)		$(19,365)		$(20,377)		$(24,883)
Reinsurance activity		(109)		(88)		(575)		(644)		(925)
Net Unrealized Gains (Losses)		$(23,602)		$(22,847)		$(19,940)		$(21,021)		$(25,808)

See footnotes on Pages 28 and 29.

INVESTMENTS
SUMMARY OF MORTGAGE LOANS

Unaudited (In millions)	March 31, 2025		June 30, 2025		September 30, 2025		December 31, 2025		March 31, 2026

Commercial mortgage loans	$47,890		$46,674		$44,953		$42,406		$41,509
Agricultural mortgage loans	18,779		18,993		18,045		18,284		18,095
Residential mortgage loans	14,783		15,286		14,968		16,060		16,682
Mortgage loans held-for-sale	—		—		—		35		35
Total	81,452		80,953		77,966		76,785		76,321
Allowance for credit loss	(871)		(1,105)		(1,070)		(1,018)		(1,031)
Mortgage loans, excluding Reinsurance activity and Third-party mortgage loan activity	80,581		79,848		76,896		75,767		75,290
Reinsurance activity	82		78		2,270		2,459		2,510
Third-party mortgage loan activity	7,245		6,942		6,677		6,367		5,926
Mortgage loans	$87,908		$86,868		$85,843		$84,593		$83,726

SUMMARY OF COMMERCIAL MORTGAGE LOANS BY REGION AND PROPERTY TYPE

	March 31, 2025		June 30, 2025		September 30, 2025		December 31, 2025		March 31, 2026
Unaudited (In millions, except ratios)	Amount	% of Total	Amount	% of Total	Amount	% of Total	Amount	% of Total	Amount	% of Total

Pacific	$8,677	18.1%	$8,611	18.4%	$8,617	19.2%	$8,395	19.8%	$8,466	20.4%
Non-U.S.	7,802	16.3%	7,839	16.8%	7,555	16.8%	7,076	16.7%	6,824	16.5%
Middle Atlantic	6,877	14.4%	6,561	14.1%	6,369	14.2%	5,699	13.4%	5,385	13.0%
South Atlantic	5,796	12.1%	5,630	12.1%	5,321	11.8%	5,205	12.3%	4,988	12.0%
West South Central	3,214	6.7%	3,274	7.0%	3,195	7.1%	3,260	7.7%	3,122	7.5%
Mountain	2,455	5.1%	2,470	5.3%	2,369	5.3%	2,348	5.5%	2,341	5.6%
New England	2,501	5.2%	2,386	5.1%	2,340	5.2%	2,249	5.3%	2,248	5.4%
East North Central	1,453	3.0%	1,460	3.1%	1,398	3.1%	1,185	2.8%	1,148	2.8%
East South Central	481	1.0%	476	1.0%	453	1.0%	451	1.1%	430	1.0%
West North Central	408	0.9%	407	0.9%	405	0.9%	401	0.9%	399	1.0%
Multi-Region and Other	8,226	17.2%	7,560	16.2%	6,931	15.4%	6,137	14.5%	6,158	14.8%
Total, excluding Reinsurance activity and Third-party mortgage loan activity	47,890	100.0%	46,674	100.0%	44,953	100.0%	42,406	100.0%	41,509	100.0%
Reinsurance activity	82		78		735		832		795
Third-party mortgage loan activity	7,047		6,703		6,503		6,162		5,725
Total	$55,019		$53,455		$52,191		$49,400		$48,029

Office (15)	$17,594	36.7%	$17,437	37.3%	$16,820	37.4%	$16,088	38.0%	$15,474	37.3%
Apartment (15)	8,770	18.3%	8,156	17.5%	8,035	17.9%	7,669	18.1%	7,895	19.0%
Retail	6,502	13.6%	6,768	14.5%	6,505	14.5%	6,013	14.2%	5,975	14.4%
Single Family Rental	4,844	10.1%	4,780	10.2%	4,481	9.9%	4,221	9.9%	4,160	10.0%
Industrial (15)	4,506	9.4%	3,942	8.5%	3,764	8.4%	3,611	8.5%	3,353	8.1%
Hotel	3,268	6.8%	3,285	7.0%	3,151	7.0%	3,134	7.4%	2,851	6.9%
Warehouse Revolvers (15)	2,319	4.9%	2,218	4.8%	2,111	4.7%	1,578	3.7%	1,712	4.1%
Other	87	0.2%	88	0.2%	86	0.2%	92	0.2%	89	0.2%
Total, excluding Reinsurance activity and Third-party mortgage loan activity	47,890	100.0%	46,674	100.0%	44,953	100.0%	42,406	100.0%	41,509	100.0%
Reinsurance activity	82		78		735		832		795
Third-party mortgage loan activity	7,047		6,703		6,503		6,162		5,725
Total	$55,019		$53,455		$52,191		$49,400		$48,029

See footnotes on Pages 28 and 29.

INVESTMENTS FOOTNOTES

(1)We calculate annualized yields using adjusted net investment income as a percent of average quarterly asset carrying values. Adjusted net investment income excludes realized gains and losses from sales and disposals, includes the impact of changes in foreign currency exchange rates and reflects the adjustments described on Page A-7 and presented on Page A-1. Asset carrying values utilized in the calculation of yields exclude unrecognized unrealized gains (losses), Reinsurance activity, Third-party mortgage loan activity, collateral received in connection with our securities lending program, annuities funding structured settlement claims, freestanding derivative assets, collateral received from derivative counterparties, contractholder-directed equity securities and fair value option securities held by collateralized financing entities. Invested assets reclassified to held-for-sale and ceded policy loans are included in the calculation of yields, but are otherwise excluded from asset carrying values. A yield is not presented for other invested assets, as it is not considered a meaningful measure of performance for this asset class.

(2)Fixed maturity securities includes investment income related to fair value option securities of ($20) million, $107 million, $99 million, $39 million and ($30) million for the three months ended March 31, 2025, June 30, 2025, September 30, 2025, December 31, 2025 and March 31, 2026, respectively, and ($20) million and ($30) million for the year-to-date period ended March 31, 2025 and March 31, 2026, respectively.

(3)Investment income from fixed maturity securities and mortgage loans includes prepayment fees.
(4)The following table presents a reconciliation to ending carrying value presented for fixed maturity securities.
	March 31, 2025	June 30, 2025	September 30, 2025	December 31, 2025	March 31, 2026
Fixed maturity securities available-for-sale	$291,735	$298,737	$304,645	$315,931	$316,110
Less: Reinsurance activity	2,926	2,900	9,866	18,200	18,007
Fixed maturity securities available-for-sale, excluding Reinsurance activity	$288,809	$295,837	$294,779	$297,731	$298,103
Add: Fair value option general account and other securities	1,607	1,728	1,884	1,928	1,937
Fixed maturity securities, excluding Reinsurance activity	$290,416	$297,565	$296,663	$299,659	$300,040

(5)The following table presents a reconciliation to ending carrying value presented for mortgage loans.
	March 31, 2025	June 30, 2025	September 30, 2025	December 31, 2025	March 31, 2026
Mortgage Loans	$87,908	$86,868	$85,843	$84,593	$83,726
Less: Reinsurance activity	82	78	2,270	2,459	2,510
Less: Third-party mortgage loan activity	7,245	6,942	6,677	6,367	5,926
Mortgage loans, excluding Reinsurance activity and Third-party mortgage loan activity	$80,581	$79,848	$76,896	$75,767	$75,290

(6)The following table presents a reconciliation to ending carrying value presented for real estate and real estate joint ventures.
	March 31, 2025	June 30, 2025	September 30, 2025	December 31, 2025	March 31, 2026
Real estate and real estate joint ventures	$13,481	$14,007	$13,932	$13,440	$13,356
Less: Reinsurance activity	—	—	—	9	80
Real estate and real estate joint ventures, excluding Reinsurance activity	$13,481	$14,007	$13,932	$13,431	$13,276

(7)The following table presents a reconciliation to ending carrying value presented for policy loans.
	March 31, 2025	June 30, 2025	September 30, 2025	December 31, 2025	March 31, 2026
Policy loans	$8,663	$8,664	$8,589	$8,547	$8,455
Less: Reinsurance activity	—	—	—	—	358
Policy loans, excluding Reinsurance activity	$8,663	$8,664	$8,589	$8,547	$8,097

(8)The following table presents a reconciliation to ending carrying value presented for equity securities.
	March 31, 2025	June 30, 2025	September 30, 2025	December 31, 2025	March 31, 2026
Equity securities	$747	$790	$788	$858	$927
Less: Reinsurance activity	—	—	—	105	123
Equity securities, excluding Reinsurance activity	$747	$790	$788	$753	$804

(9)The following table presents a reconciliation to ending carrying value presented for other limited partnership interests.
	March 31, 2025	June 30, 2025	September 30, 2025	December 31, 2025	March 31, 2026
Other limited partnership interests	$14,137	$14,279	$14,741	$14,917	$14,531
Less: Reinsurance activity	12	14	15	205	309
Other limited partnership interests, excluding Reinsurance activity	$14,125	$14,265	$14,726	$14,712	$14,222

(10)The following table presents a reconciliation to ending carrying value presented for cash and cash equivalents and short-term investments.
	March 31, 2025	June 30, 2025	September 30, 2025	December 31, 2025	March 31, 2026
Cash and cash equivalents and short-term investments	$26,869	$27,478	$26,195	$25,633	$27,635
Less: Reinsurance activity	7	46	342	1,314	1,029
Cash and cash equivalents and short-term investments, excluding Reinsurance activity	$26,862	$27,432	$25,853	$24,319	$26,606

(11)The following table presents a reconciliation to ending carrying value presented for other invested assets.
	March 31, 2025	June 30, 2025	September 30, 2025	December 31, 2025	March 31, 2026
Other invested assets	$17,470	$16,352	$16,932	$16,332	$17,624
Less: Reinsurance activity	—	2	61	139	233
Other invested assets, excluding Reinsurance activity	$17,470	$16,350	$16,871	$16,193	$17,391

INVESTMENTS FOOTNOTES (CONTINUED)

(12)Adjusted net investment income reflects the adjustments as presented on Page 5.
(13)Investment portfolio gains (losses) and Derivative gains (losses) reflect the non-GAAP adjustments as presented below:
	For the Three Months Ended					For the Year-to-Date Period Ended
	March 31, 2025	June 30, 2025	September 30, 2025	December 31, 2025	March 31, 2026	March 31, 2025	March 31, 2026
Net investment gains (losses)	$(387)	$(273)	$(325)	$(160)	$(670)	$(387)	$(670)
Less: Non-investment portfolio gains (losses)	65	86	(88)	(39)	(123)	65	(123)
Less: Third-party mortgage loan activity	(34)	20	(75)	19	(10)	(34)	(10)
Add: Depreciation of wholly-owned real estate and real estate joint ventures				(72)	(61)		(61)
Add: Joint venture adjustments	(42)	16	(53)	(39)	47	(42)	47
Less: Reinsurance activity	—	—	(1)	(7)	(4)	—	(4)
Less: Other	1	(7)	(4)	(1)	2	1	2
Investment portfolio gains (losses)	$(461)	$(356)	$(210)	$(243)	$(549)	$(461)	$(549)

	For the Three Months Ended					For the Year-to-Date Period Ended
	March 31, 2025	June 30, 2025	September 30, 2025	December 31, 2025	March 31, 2026	March 31, 2025	March 31, 2026
Net derivative gains (losses)	$432	$(796)	$(929)	$(646)	$74	$432	$74
Less: Investment hedge adjustments	103	102	100	105	84	103	84
Add: Joint venture adjustments	—	—	45	(25)	(29)	—	(29)
Less: Reinsurance activity	(35)	(22)	(247)	63	218	(35)	218
Less: Other	20	16	9	5	(1)	20	(1)
Derivative gains (losses)	$344	$(892)	$(746)	$(844)	$(256)	$344	$(256)

(14)Fixed maturity securities available-for-sale are presented by NRSRO rating and the applicable NAIC designation from the NAIC published comparison of NRSRO ratings to NAIC designations, except for (i) non-agency RMBS and CMBS and (ii) securities rated Ca or C by NRSROs that are designated NAIC 6. NRSRO ratings are based on availability of applicable ratings. If no NRSRO rating is available, then an internally developed rating is used. Over time, credit ratings and designations can migrate, up or down, through the NRSRO's and NAIC's continuous monitoring process. Amounts presented for non-agency RMBS and CMBS are presented using NAIC designations for modeled securities. The NAIC evaluates non-agency RMBS and CMBS held by insurers on an annual basis. When we acquire non-agency RMBS and CMBS that have not been previously evaluated by the NAIC, an internally developed designation is used until a NAIC designation becomes available. NAIC designations are generally similar to the credit quality ratings of the NRSRO, except for (i) non-agency RMBS and CMBS and (ii) securities rated Ca or C by NRSROs that are designated NAIC 6; accordingly, NAIC designations may not correspond to NRSRO ratings.

(15)Certain amounts in prior periods are reclassified to conform to current period presentation.

Appendix

APPENDIX METLIFE RECONCILIATION DETAIL

	For the Three Months Ended					For the Year-to-Date Period Ended
Unaudited (In millions)	March 31, 2025	June 30, 2025	September 30, 2025	December 31, 2025	March 31, 2026	March 31, 2025	March 31, 2026

Reconciliation to Adjusted Earnings Available to Common Shareholders
Net income (loss) available to MetLife, Inc.'s common shareholders	$879	$698	$818	$778	$1,140	$879	$1,140
Add: Preferred stock dividends	66	31	66	31	45	66	45
Add: Preferred stock redemption premium	—	—	12	—	—	—	—
Add: Net income (loss) attributable to noncontrolling interests and redeemable noncontrolling interests	5	6	6	7	(23)	5	(23)
Net income (loss)	950	735	902	816	1,162	950	1,162
Less: adjustments from net income (loss) to adjusted earnings:
Net investment gains (losses)	(387)	(273)	(325)	(160)	(670)	(387)	(670)
Net derivative gains (losses)	432	(796)	(929)	(646)	74	432	74
Market risk benefit remeasurement gains (losses)	(299)	277	263	267	(120)	(299)	(120)
Premiums - Divested businesses	4	3	—	1	—	4	—
Universal life and investment-type product policy fees
Asymmetrical and non-economic accounting	—	—	—	6	25	—	25
Divested businesses	—	—	—	—	—	—	—
Net investment income
Investment hedge adjustments	(103)	(102)	(100)	(105)	(84)	(103)	(84)
Joint venture adjustments	(42)	16	(8)	(64)	18	(42)	18
Depreciation of wholly-owned real estate and real estate joint ventures (1)				(72)	(61)		(61)
Unit-linked contract income	(227)	498	580	366	(318)	(227)	(318)
Reinsurance activity	43	47	177	222	301	43	301
Collateralized financing entities	—	—	—	—	—	—	—
Divested businesses	1	—	—	—	—	1	—
Other revenues
Asymmetrical and non-economic accounting	36	42	78	94	107	36	107
Other adjustments	(15)	(16)	(15)	(17)	—	(15)	—
Divested businesses	—	—	2	(2)	—	—	—
Policyholder benefits and claims and policyholder dividends
Asymmetrical and non-economic accounting	(75)	(1)	52	(395)	35	(75)	35
Market volatility	44	40	49	76	74	44	74
Divested businesses	(1)	1	(1)	(2)	—	(1)	—
Policyholder liability remeasurement (gains) losses
Asymmetrical and non-economic accounting	—	—	(2)	(1)	1	—	1
Divested businesses	—	—	—	—	—	—	—
Interest credited to policyholder account balances
Asymmetrical and non-economic accounting	(64)	(30)	(68)	(61)	(57)	(64)	(57)
Unit-linked contract costs	234	(486)	(578)	(366)	302	234	302
Divested businesses	—	—	—	—	—	—	—
Capitalization of DAC - Divested businesses	—	—	—	—	—	—	—
Amortization of DAC, VOBA and negative VOBA
Asymmetrical and non-economic accounting	—	—	—	(1)	(3)	—	(3)
Divested businesses	—	—	—	—	—	—	—
Interest expense on debt
Collateralized financing entities	—	—	—	—	—	—	—
Divested businesses	—	—	—	—	—	—	—
Other expenses
Reinsurance activity	(42)	(45)	(135)	(166)	(205)	(42)	(205)
Other adjustments, excluding Reinsurance activity	(19)	(21)	(2)	(15)	(53)	(19)	(53)
Divested businesses	(8)	(7)	(9)	(12)	(5)	(8)	(5)
Goodwill impairment	—	—	—	—	—	—	—
Provision for income tax (expense) benefit	23	195	223	190	170	23	170
Adjusted earnings	1,415	1,393	1,650	1,679	1,631	1,415	1,631
Less: Preferred stock dividends	66	31	66	31	45	66	45
Adjusted earnings available to common shareholders	$1,349	$1,362	$1,584	$1,648	$1,586	$1,349	$1,586

(1)See Page A-7 for further information.

APPENDIX METLIFE NOTABLE ITEMS (1)

METLIFE TOTAL
	For the Three Months Ended					For the Year-to-Date Period Ended
Unaudited (In millions)	March 31, 2025	June 30, 2025	September 30, 2025	December 31, 2025	March 31, 2026	March 31, 2025	March 31, 2026
Actuarial assumption review and other insurance adjustments	$—	$—	$89	$—	$—	$—	$—
Litigation reserves and settlement costs	—	—	—	(32)	—	—	—
Tax adjustments	—	—	(71)	(29)	—	—	—
Total notable items	$—	$—	$18	$(61)	$—	$—	$—

GROUP BENEFITS
	For the Three Months Ended					For the Year-to-Date Period Ended
Unaudited (In millions)	March 31, 2025	June 30, 2025	September 30, 2025	December 31, 2025	March 31, 2026	March 31, 2025	March 31, 2026
Actuarial assumption review and other insurance adjustments	$—	$—	$(2)	$—	$—	$—	$—
Total notable items	$—	$—	$(2)	$—	$—	$—	$—

RIS
	For the Three Months Ended					For the Year-to-Date Period Ended
Unaudited (In millions)	March 31, 2025	June 30, 2025	September 30, 2025	December 31, 2025	March 31, 2026	March 31, 2025	March 31, 2026
Actuarial assumption review and other insurance adjustments	$—	$—	$13	$—	$—	$—	$—
Total notable items	$—	$—	$13	$—	$—	$—	$—

(1)These notable items represent a positive (negative) impact to adjusted earnings available to common shareholders. Notable items reflect the unexpected impact of events that affect MetLife's results, but that were unknown and that MetLife could not anticipate when it devised its business plan. Notable items also include certain items regardless of the extent anticipated in the business plan, to help investors have a better understanding of MetLife's results and to evaluate and forecast those results.

APPENDIX METLIFE NOTABLE ITEMS (CONTINUED)

ASIA
	For the Three Months Ended					For the Year-to-Date Period Ended
Unaudited (In millions)	March 31, 2025	June 30, 2025	September 30, 2025	December 31, 2025	March 31, 2026	March 31, 2025	March 31, 2026
Actuarial assumption review and other insurance adjustments	$—	$—	$70	$—	$—	$—	$—
Total notable items	$—	$—	$70	$—	$—	$—	$—

LATIN AMERICA
	For the Three Months Ended					For the Year-to-Date Period Ended
Unaudited (In millions)	March 31, 2025	June 30, 2025	September 30, 2025	December 31, 2025	March 31, 2026	March 31, 2025	March 31, 2026
Actuarial assumption review and other insurance adjustments	$—	$—	$(4)	$—	$—	$—	$—
Tax adjustments	—	—	(71)	(29)	—	—	—
Total notable items	$—	$—	$(75)	$(29)	$—	$—	$—

EMEA
	For the Three Months Ended					For the Year-to-Date Period Ended
Unaudited (In millions)	March 31, 2025	June 30, 2025	September 30, 2025	December 31, 2025	March 31, 2026	March 31, 2025	March 31, 2026
Actuarial assumption review and other insurance adjustments	$—	$—	$(1)	$—	$—	$—	$—
Total notable items	$—	$—	$(1)	$—	$—	$—	$—

CORPORATE & OTHER
	For the Three Months Ended					For the Year-to-Date Period Ended
Unaudited (In millions)	March 31, 2025	June 30, 2025	September 30, 2025	December 31, 2025	March 31, 2026	March 31, 2025	March 31, 2026
Actuarial assumption review and other insurance adjustments	$—	$—	$13	$—	$—	$—	$—
Litigation reserves and settlement costs	—	—	—	(32)	—	—	—
Total notable items	$—	$—	$13	$(32)	$—	$—	$—

APPENDIX METLIFE EQUITY DETAILS, BOOK VALUE DETAILS AND RETURN ON EQUITY

Unaudited (In millions)	March 31, 2025	June 30, 2025	September 30, 2025	December 31, 2025	March 31, 2026

Total MetLife, Inc.'s stockholders' equity	$27,493	$27,685	$28,944	$28,398	$27,324
Less: Preferred stock	3,818	3,818	2,830	2,830	2,830
MetLife, Inc.'s common stockholders' equity	23,675	23,867	26,114	25,568	24,494
Less: Unrealized investment gains (losses), net of related offsets and income tax	(17,329)	(16,484)	(14,667)	(15,614)	(19,380)
Deferred gains (losses) on derivatives, net of income tax	179	(1,466)	(1,239)	(1,588)	(1,015)
Future policy benefits discount rate remeasurement gains (losses), net of income tax	5,334	5,876	6,028	6,871	9,001
Market risk benefits instrument-specific credit risk remeasurement gains (losses), net of income tax	(31)	(64)	(83)	(97)	(56)
Defined benefit plans adjustment, net of income tax	(1,416)	(1,407)	(1,390)	(1,393)	(1,374)
Estimated fair value of certain ceded reinsurance-related embedded derivatives, net of income tax (1)	(100)	(83)	92	(8)	231
Total MetLife, Inc.'s adjusted common stockholders' equity	37,038	37,495	37,373	37,397	37,087
Less: Accumulated year-to-date total notable items, net of income tax (2)	—	—	18	(43)	—
Total MetLife, Inc.'s adjusted common stockholders' equity, excluding total notable items (2)	$37,038	$37,495	$37,355	$37,440	$37,087

Unaudited (In millions, except per share data)	March 31, 2025	June 30, 2025	September 30, 2025	December 31, 2025	March 31, 2026

Book value per common share	$35.16	$35.79	$39.52	$39.02	$37.92
Less: Unrealized investment gains (losses), net of related offsets and income tax	(25.74)	(24.72)	(22.20)	(23.83)	(30.00)
Deferred gains (losses) on derivatives, net of income tax	0.27	(2.20)	(1.88)	(2.42)	(1.57)
Future policy benefits discount rate remeasurement gains (losses), net of income tax	7.92	8.81	9.12	10.49	13.94
Market risk benefits instrument-specific credit risk remeasurement gains (losses), net of income tax	(0.05)	(0.10)	(0.13)	(0.15)	(0.09)
Defined benefit plans adjustment, net of income tax	(2.10)	(2.11)	(2.10)	(2.13)	(2.13)
Estimated fair value of certain ceded reinsurance-related embedded derivatives, net of income tax (1)	(0.15)	(0.12)	0.14	(0.01)	0.36
Adjusted book value per common share	$55.01	$56.23	$56.57	$57.07	$57.41

Common shares outstanding, end of period	673.3	666.8	660.7	655.3	646.0

	For the Three Months Ended (3)
Unaudited (In millions, except ratios)	March 31, 2025	June 30, 2025	September 30, 2025	December 31, 2025	March 31, 2026

Return on MetLife, Inc.'s:
Common stockholders' equity	14.9%	11.7%	13.1%	12.0%	18.2%

Adjusted return on MetLife, Inc.'s:
Adjusted common stockholders' equity	14.4%	14.6%	16.9%	17.6%	17.0%
Adjusted common stockholders' equity, excluding total notable items (2)	14.4%	14.6%	16.7%	18.3%	17.0%

Average common stockholders' equity	$23,651	$23,771	$24,991	$25,841	$25,031
Average adjusted common stockholders' equity	$37,405	$37,267	$37,434	$37,385	$37,242
Average adjusted common stockholders' equity, excluding total notable items (2)	$37,405	$37,267	$37,425	$37,398	$37,242

(1)Ceded reinsurance-related embedded derivatives excluded are those where the total return on a portfolio of invested assets is passed through to the reinsurers.

(2)Notable items reflect the unexpected impact of events that affect MetLife’s results, but that were unknown and that MetLife could not anticipate when it devised its business plan. Notable items also include certain items regardless of the extent anticipated in the business plan, to help investors have a better understanding of MetLife's results and to evaluate and forecast those results. Notable items can affect MetLife’s results either positively or negatively. See Pages A-2 and A-3 for further information.

(3) Annualized using quarter-to-date results.

APPENDIX METLIFE ADJUSTED PREMIUMS, FEES AND OTHER REVENUES, ADJUSTED OTHER EXPENSES AND ADJUSTED EARNINGS AVAILABLE TO COMMON SHAREHOLDERS - CONSTANT CURRENCY BASIS

ADJUSTED PREMIUMS, FEES AND OTHER REVENUES, ON A CONSTANT CURRENCY BASIS

	For the Three Months Ended
Unaudited (In millions)	March 31, 2025	June 30, 2025	September 30, 2025	December 31, 2025	March 31, 2026
GROUP BENEFITS (1)	$6,430	$6,446	$6,306	$6,287	$6,539
RIS (1)	2,457	1,382	1,214	7,209	2,390
ASIA	1,662	1,622	1,653	1,660	1,738
LATIN AMERICA	1,704	1,783	1,774	1,874	1,897
EMEA	695	724	723	787	797
MIM (1)	218	237	238	239	314
CORPORATE & OTHER (1)	647	602	596	625	508
Adjusted premiums, fees and other revenues, on a constant currency basis	$13,813	$12,796	$12,504	$18,681	$14,183
Adjusted premiums, fees and other revenues	$13,614	$12,719	$12,461	$18,614	$14,183

ADJUSTED OTHER EXPENSES, ON A CONSTANT CURRENCY BASIS

	For the Three Months Ended
Unaudited (In millions)	March 31, 2025	June 30, 2025	September 30, 2025	December 31, 2025	March 31, 2026
GROUP BENEFITS (1)	$1,076	$1,052	$1,038	$1,100	$1,114
RIS (1)	169	160	170	196	216
ASIA	738	766	794	805	858
LATIN AMERICA	544	529	646	634	604
EMEA	368	369	384	423	418
MIM (1)	182	167	161	161	255
CORPORATE & OTHER (1)	188	192	221	260	196
Adjusted other expenses, on a constant currency basis	$3,265	$3,235	$3,414	$3,579	$3,661
Adjusted other expenses	$3,202	$3,236	$3,422	$3,563	$3,661

ADJUSTED EARNINGS AVAILABLE TO COMMON SHAREHOLDERS, ON A CONSTANT CURRENCY BASIS

	For the Three Months Ended
Unaudited (In millions)	March 31, 2025	June 30, 2025	September 30, 2025	December 31, 2025	March 31, 2026
GROUP BENEFITS (1)	$370	$401	$456	$465	$439
RIS (1)	406	370	441	454	451
ASIA	372	338	523	444	487
LATIN AMERICA	251	258	165	207	229
EMEA	86	98	86	97	110
MIM (1)	28	54	58	60	47
CORPORATE & OTHER (1)	(129)	(142)	(146)	(70)	(177)
Adjusted earnings available to common shareholders, on a constant currency basis	$1,384	$1,377	$1,583	$1,657	$1,586
Adjusted earnings available to common shareholders	$1,349	$1,362	$1,584	$1,648	$1,586

(1) Amounts on a reported basis, as constant currency impact is not significant.

APPENDIX
METLIFE
NON-GAAP AND OTHER FINANCIAL DISCLOSURES

In this QFS, MetLife presents certain measures of its performance on a consolidated and segment basis that are not calculated in accordance with GAAP. MetLife believes that these non-GAAP financial measures enhance our investors' understanding of MetLife's performance by highlighting the results of operations and the underlying profitability drivers of the business. Segment-specific financial measures are calculated using only the portion of consolidated results attributable to that specific segment.

The following non-GAAP financial measures should not be viewed as substitutes for the most directly comparable financial measures calculated in accordance with GAAP:

Non-GAAP financial measures:		Comparable GAAP financial measures:
(i)	total adjusted revenues	(i)	total revenues
(ii)	total adjusted expenses	(ii)	total expenses
(iii)	adjusted premiums, fees and other revenues	(iii)	premiums, fees and other revenues
(iv)	adjusted premiums, fees and other revenues, excluding PRT	(iv)	premiums, fees and other revenues
(v)	adjusted net investment income	(v)	net investment income
(vi)	adjusted earnings	(vi)	net income (loss)
(vii)	adjusted earnings available to common shareholders	(vii)	net income (loss) available to MetLife, Inc.’s common shareholders
(viii)	adjusted earnings available to common shareholders, excluding total notable items	(viii)	net income (loss) available to MetLife, Inc.’s common shareholders
(ix)	adjusted earnings available to common shareholders per diluted common share	(ix)	net income (loss) available to MetLife, Inc.’s common shareholders per diluted common share
(x)	adjusted earnings available to common shareholders, excluding total notable items, per diluted common share	(x)	net income (loss) available to MetLife, Inc.’s common shareholders per diluted common share
(xi)	adjusted return on equity	(xi)	return on equity
(xii)	adjusted return on equity, excluding total notable items	(xii)	return on equity
(xiii)	investment portfolio gains (losses)	(xiii)	net investment gains (losses)
(xiv)	derivative gains (losses)	(xiv)	net derivative gains (losses)
(xv)	adjusted capitalization of DAC	(xv)	capitalization of DAC
(xvi)	total MetLife, Inc.’s adjusted common stockholders’ equity	(xvi)	total MetLife, Inc.’s stockholders’ equity
(xvii)	total MetLife, Inc.’s adjusted common stockholders’ equity, excluding total notable items	(xvii)	total MetLife, Inc.’s stockholders’ equity
(xviii)	adjusted book value per common share	(xviii)	book value per common share
(xix)	adjusted other expenses	(xix)	other expenses
(xx)	adjusted other expenses, net of adjusted capitalization of DAC	(xx)	other expenses, net of capitalization of DAC
(xxi)	adjusted other expenses, net of adjusted capitalization of DAC, excluding total notable items related to adjusted other expenses	(xxi)	other expenses, net of capitalization of DAC
(xxii)	adjusted expense ratio	(xxii)	expense ratio
(xxiii)	adjusted expense ratio, excluding total notable items related to adjusted other expenses and PRT	(xxiii)	expense ratio
(xxiv)	direct expenses	(xxiv)	other expenses
(xxv)	direct expenses, excluding total notable items related to direct expenses	(xxv)	other expenses
(xxvi)	direct expense ratio	(xxvi)	expense ratio
(xxvii)	direct expense ratio, excluding total notable items related to direct expenses and PRT	(xxvii)	expense ratio
(xxviii)	future policy benefits at original discount rate	(xxviii)	future policy benefits at balance sheet discount rate

Any of these financial measures shown on a constant currency basis reflect the impact of changes in foreign currency exchange rates and are calculated using the average foreign currency exchange rates for the current period and applied to the comparable prior period (“constant currency basis”).

Reconciliations of these non-GAAP financial measures to the most directly comparable GAAP financial measures are included in this QFS and in this period’s earnings materials, which are available at MetLife’s Investor Relations webpage (https://investor.metlife.com).

APPENDIX METLIFE NON-GAAP AND OTHER FINANCIAL DISCLOSURES (CONTINUED)
MetLife’s definitions of non-GAAP and other financial measures discussed in this QFS may differ from those used by other companies: Adjusted earnings and related measures
•	adjusted earnings;
•	adjusted earnings available to common shareholders;
•	adjusted earnings available to common shareholders, excluding total notable items;
•	adjusted earnings available to common shareholders per diluted common share;
•	adjusted earnings available to common shareholders, excluding total notable items per diluted common share; and
•	adjusted earnings available to common shareholders, on a constant currency basis.

Adjusted earnings is used by MetLife’s chief operating decision maker, its chief executive officer, to evaluate performance and allocate resources. Consistent with GAAP guidance for segment reporting, adjusted earnings is MetLife’s GAAP measure of segment performance. Adjusted earnings and related measures based on adjusted earnings are also the measures by which senior management’s and many other employees’ performance is evaluated for the purposes of determining their compensation under applicable compensation plans. Adjusted earnings and related measures based on adjusted earnings allow analysis of MetLife's performance relative to its business plan and facilitate comparisons to industry results.

Adjusted earnings is defined as adjusted revenues less adjusted expenses, net of income tax. Adjusted earnings available to common shareholders is defined as adjusted earnings less preferred stock dividends.

Adjusted earnings, along with the related adjusted revenues, adjusted expenses and adjusted premiums, fees and other revenues, focus on our primary businesses principally by excluding the impact of (i) market volatility which could distort trends, (ii) asymmetrical and non-economic accounting, (iii) revenues and costs related to divested businesses, and (iv) other adjustments. Also, adjusted earnings and related measures exclude results of discontinued operations under GAAP.

Market volatility can have a significant impact on MetLife’s financial results. Adjusted earnings excludes net investment gains (losses), net derivative gains (losses), market risk benefit remeasurement gains (losses) and goodwill impairments. Further, net investment income is adjusted to exclude similar items relating to joint ventures accounted for under the equity method (“Joint venture adjustments”), and policyholder benefits and claims exclude (i) changes in the discount rate on certain annuitization guarantees accounted for as additional liabilities and (ii) market value adjustments.

Asymmetrical and non-economic accounting adjustments are made in calculating adjusted earnings:
•	Universal life and investment-type product policy fees exclude asymmetrical accounting associated with in-force reinsurance.
•
Net investment income includes earned income on derivatives and amortization of premium on derivatives that are hedges of investments or that are used to replicate certain investments, but do not qualify for hedge accounting treatment (“Investment hedge adjustments”).

•	Other revenues include settlements of foreign currency earnings hedges and exclude asymmetrical accounting associated with in-force reinsurance.
•
Policyholder benefits and claims excludes (i) inflation-indexed benefit adjustments associated with contracts backed by inflation-indexed investments, (ii) asymmetrical accounting associated with in-force reinsurance, and (iii) non-economic losses incurred at contract inception for certain single premium annuity business. These losses are amortized into adjusted earnings within policyholder benefits and claims over the estimated lives of the contracts.

•	Policyholder liability remeasurement gains (losses) excludes asymmetrical accounting associated with in-force reinsurance.
•
Interest credited to policyholder account balances excludes amounts associated with periodic crediting rate adjustments based on the total return of a contractually referenced pool of assets and other pass-through adjustments and asymmetrical accounting associated with in-force reinsurance.

“Divested businesses” are those that have been or will be sold or exited by MetLife but do not meet the discontinued operations criteria under GAAP. Divested businesses also include the net impact of transactions with exited businesses that have been eliminated in consolidation under GAAP and costs relating to businesses that have been or will be sold or exited by MetLife that do not meet the criteria to be included in results of discontinued operations under GAAP.

Other adjustments are made in calculating adjusted earnings:
•	Beginning in the fourth quarter of 2025, net investment income excludes depreciation of wholly-owned real estate and real estate joint ventures.
•
Net investment income and interest credited to policyholder account balances exclude certain amounts related to contractholder-directed equity securities (“Unit-linked contract income” and “Unit-linked contract costs”).

•	Net investment income and other expenses exclude Reinsurance activity (as defined below).
•	Net investment income and interest expense on debt exclude amounts related to collateralized financing entities that are consolidated variable interest entities.
•	Other revenues and other expenses exclude asset management distribution fees on funds that are passed through to distribution partners.
•	Other revenues include fee revenue on synthetic GICs accounted for as freestanding derivatives.
•
Other expenses exclude (i) amortization and impairment of asset management intangible assets, (ii) implementation of new insurance regulatory requirements and other costs, and (iii) acquisition, integration and other related costs. Other expenses include (i) deductions for net income (loss) attributable to noncontrolling interests and redeemable noncontrolling interests, and (ii) benefits accrued on synthetic GICs accounted for as freestanding derivatives.

•
“Reinsurance activity” relates to amounts subject to ceded reinsurance arrangements with third parties and joint ventures, including (i) the related investment returns and expenses which are passed through to the reinsurers and (ii) the corresponding invested assets and cash and cash equivalents.

Adjusted earnings also excludes the recognition of certain contingent assets and liabilities that could not be recognized at acquisition or adjusted for during the measurement period under GAAP business combination accounting guidance.

The tax impact of the adjustments mentioned above are calculated net of the U.S. or foreign statutory tax rate, which could differ from MetLife’s effective tax rate. Additionally, the provision for income tax (expense) benefit also includes the impact related to the timing of certain tax credits, as well as certain tax reforms.

In addition, adjusted earnings available to common shareholders excludes the impact of preferred stock redemption premium, which is reported as a reduction to net income (loss) available to MetLife, Inc.’s common shareholders.

APPENDIX METLIFE NON-GAAP AND OTHER FINANCIAL DISCLOSURES (CONTINUED)
Investment portfolio gains (losses) and derivative gains (losses)

These are measures of investment and hedging activity. Investment portfolio gains (losses) principally excludes amounts that are reported within net investment gains (losses) but do not relate to the performance of the investment portfolio, such as gains (losses) on sales and divestitures of businesses, as well as investment portfolio gains (losses) of divested businesses. Derivative gains (losses) principally excludes earned income on derivatives and amortization of premium on derivatives, where such derivatives are either hedges of investments or are used to replicate certain investments, and where such derivatives do not qualify for hedge accounting. This earned income and amortization of premium is reported within adjusted earnings and not within derivative gains (losses).

Return on equity and related measures
•
Total MetLife, Inc.’s adjusted common stockholders’ equity: total MetLife, Inc.’s common stockholders’ equity, excluding unrealized investment gains (losses), net of related offsets, deferred gains (losses) on derivatives, future policy benefits discount rate remeasurement gains (losses), market risk benefits instrument-specific credit risk remeasurement gains (losses) and defined benefit plans adjustment components of AOCI and the estimated fair value of certain ceded reinsurance-related embedded derivatives, all net of income tax.

•
Total MetLife, Inc.’s adjusted common stockholders’ equity, excluding total notable items: total MetLife, Inc.’s common stockholders’ equity, excluding unrealized investment gains (losses), net of related offsets, deferred gains (losses) on derivatives, future policy benefits discount rate remeasurement gains (losses), market risk benefits instrument-specific credit risk remeasurement gains (losses) and defined benefit plans adjustment components of AOCI, the estimated fair value of certain ceded reinsurance-related embedded derivatives and total notable items, all net of income tax.

•	Return on MetLife, Inc.’s common stockholders’ equity: net income (loss) available to MetLife, Inc.’s common shareholders divided by MetLife, Inc.’s average common stockholders’ equity.
•	Adjusted return on MetLife, Inc.’s common stockholders’ equity: adjusted earnings available to common shareholders divided by MetLife, Inc.’s average adjusted common stockholders’ equity.
•
Adjusted return on MetLife, Inc.’s common stockholders’ equity, excluding total notable items: adjusted earnings available to common shareholders, excluding total notable items, divided by MetLife, Inc.’s average adjusted common stockholders’ equity, excluding total notable items.

The above measures represent a level of equity that excludes most components of AOCI, such as unrealized investment gains (losses), net of related offsets, and future policy benefits discount rate remeasurement gains (losses), as well as the impact of certain ceded reinsurance-related embedded derivatives, as these amounts are primarily driven by market volatility.

Expense ratio, direct expense ratio, adjusted expense ratio and related measures
•	Expense ratio: other expenses, net of capitalization of DAC, divided by premiums, fees and other revenues.
•
Direct expense ratio: direct expenses divided by adjusted premiums, fees and other revenues. Direct expenses are comprised of employee-related costs, third-party staffing costs, and general and administrative expenses.

•
Direct expense ratio, excluding total notable items related to direct expenses and PRT: direct expenses, excluding total notable items related to direct expenses, divided by adjusted premiums, fees and other revenues, excluding PRT.

•	Adjusted expense ratio: adjusted other expenses, net of adjusted capitalization of DAC, divided by adjusted premiums, fees and other revenues.
•
Adjusted expense ratio, excluding total notable items related to adjusted other expenses and PRT: adjusted other expenses, net of adjusted capitalization of DAC, excluding total notable items related to adjusted other expenses, divided by adjusted premiums, fees and other revenues, excluding PRT.

APPENDIX METLIFE NON-GAAP AND OTHER FINANCIAL DISCLOSURES (CONTINUED)
Assets Under Management
• Total Assets Under Management (“Total AUM”) is comprised of MIM GA AUM plus Institutional Client AUM (each, as defined below).
•
MIM General Account AUM (“MIM GA AUM”) is used by MetLife to describe the portion of GA AUM (as defined below) that MetLife Investment Management, LLC and certain of its affiliates (“MIM”) manages or advises.

•
General Account AUM (“GA AUM”) is used by MetLife to describe assets in its general account (“GA”) investment portfolio. GA AUM is stated at estimated fair value and is comprised of GA total investments, the portion of the GA investment portfolio classified within assets held-for-sale, cash and cash equivalents, and accrued investment income on such assets, and excludes policy loans, certain contractholder-directed equity securities, fair value option securities, mortgage loans originated for third parties, assets subject to ceded reinsurance arrangements with third parties and joint ventures, and certain other invested assets. Mortgage loans and real estate and real estate joint ventures included in GA AUM (at net asset value, net of deduction for encumbering debt) have been adjusted from carrying value to estimated fair value. Classification of GA AUM by sector is based on the nature and characteristics of the underlying investments which can vary from how they are classified under GAAP. Accordingly, the underlying investments within certain real estate and real estate joint ventures that are primarily commercial mortgage loans (at net asset value, net of deduction for encumbering debt) have been reclassified to exclude them from real estate and real estate joint ventures and include them as commercial mortgage loans.

•
Institutional Client AUM is comprised of SA AUM plus Reinsurance AUM plus TP AUM (each, as defined below). MIM manages or advises Institutional Client AUM in accordance with client guidelines contained in each investment advisory agreement.

◦
Separate Account AUM (“SA AUM”) is comprised of separate account investment portfolios, which are managed or advised by MIM and included in MetLife, Inc.’s consolidated financial statements at estimated fair value, as well as accrued investment income on such assets.

◦
Reinsurance AUM is comprised of GA assets subject to ceded reinsurance arrangements with third parties and joint ventures, which are managed or advised by MIM and are generally included in MetLife, Inc.’s consolidated financial statements at estimated fair value, as well as accrued investment income on such assets.

◦
Third-Party AUM (“TP AUM”) is comprised of non-proprietary assets managed or advised by MIM on behalf of unaffiliated/third-party clients, which are stated at estimated fair value, as well as accrued investment income on such assets. Such non-proprietary assets are owned by unaffiliated/third-party clients and, accordingly, are generally not included in MetLife, Inc.’s consolidated financial statements.

•
Asia General Account AUM (“Asia GA AUM”) is used by MetLife to describe assets in its Asia GA investment portfolio. Asia GA AUM is stated at estimated fair value and is comprised of Asia GA total investments, the portion of the Asia GA investment portfolio classified within assets held-for-sale, cash and cash equivalents, and accrued investment income on such assets, and excludes policy loans, certain contractholder-directed equity securities, fair value option securities, mortgage loans originated for third parties, assets subject to ceded reinsurance arrangements with third parties and joint ventures, and certain other invested assets. Mortgage loans and real estate and real estate joint ventures included in Asia GA AUM (at net asset value, net of deduction for encumbering debt) have been adjusted from carrying value to estimated fair value. At the segment level, intersegment balances (intercompany activity, primarily related to investments in subsidiaries that eliminate at the MetLife consolidated level) are excluded from Asia GA AUM.

Asia GA AUM (at amortized cost) excludes the following adjustments: (i) unrealized gain (loss) on investments carried at estimated fair value and (ii) adjustments from carrying value to estimated fair value on mortgage loans and real estate and real estate joint ventures. Asia GA AUM (at amortized cost) is presented net of related allowance for credit loss.

Other items
The following additional information is relevant to an understanding of our performance:
•
Statistical sales information for Asia, Latin America and EMEA: calculated using 10% of single premium deposits (mainly from retirement products such as variable annuity, fixed annuity and pensions), 20% of single premium deposits from credit insurance and 100% of annualized full-year premiums and fees from recurring-premium policy sales of all products (mainly from risk and protection products such as individual life, accident & health and group). Sales statistics do not correspond to revenues under GAAP, but are used as relevant measures of business activity.

• PRT includes U.K. funded reinsurance.
•
“Third-party mortgage loan activity” relates to amounts associated with mortgage loans originated and acquired for third parties, including (i) the related investment returns and expenses which are passed through to the third-party lenders and (ii) the corresponding mortgage loan assets.

APPENDIX METLIFE ACRONYMS

AOCI	Accumulated other comprehensive income (loss)
CMBS	Commercial mortgage-backed securities
DAC	Deferred policy acquisition costs
AUM	Assets under management
DPL	Deferred profit liabilities
EMEA	Europe, the Middle East and Africa
FCTA	Foreign currency translation adjustments
GA	General account
GA AUM	General account assets under management
GAAP	Accounting principles generally accepted in the United States of America
GICs	Guaranteed interest contracts
MIM	MetLife Investment Management
MIM GA AUM	MetLife Investment Management general account assets under management
NAIC	National Association of Insurance Commissioners
NRSRO	Nationally Recognized Statistical Rating Organization
PRT	Pension risk transfers
QFS	Quarterly financial supplement
RMBS	Residential mortgage-backed securities
RIS	Retirement and Income Solutions
U.K.	United Kingdom
VOBA	Value of business acquired